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Exhibit 99.1

Mack-Cali
Realty Corporation

THIRD QUARTER 2002

Supplemental Operating and Financial Data

        This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company. Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the "10-Q") filed by the Company for the same period with the Securities and Exchange Commission (the "SEC") and all of the Company's other public filings with the SEC (the "Public Filings"). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors' receipt of, or access to, the information contained herein is subject to this qualification.

INDEX

		PAGE(S)
I. COMPANY BACKGROUND
•	About the Company/Other Corporate Data	5
•	Board of Directors/Executive Officers	6
•	Equity Research Coverage/Company Contact Information	7
II. FINANCIAL HIGHLIGHTS
•	Quarterly Summary	9
•	Acquisitions/Development/Property Sales	10
•	Financing Activity/Leasing Information	11
•	Key Financial Data	12
•	Same-Store Results and Analysis	13
•	Unconsolidated Joint Ventures Summary	14-17
•	Select Financial Ratios	18
•	Debt Analysis:
	• Debt Breakdown/Future Repayments	19
	• Debt Maturities	20
	• Debt Detail	21
III. FINANCIAL STATEMENTS
•	Consolidated Statements of Operations	23
•	Consolidated Balance Sheets	24
•	Consolidated Statement of Changes in Stockholders' Equity	25
•	Statements of Funds from Operations and Cash Available for Distribution	26
•	Reconciliation of Basic-to-Diluted Shares/Units	27
IV. VALUE CREATION PIPELINE
•	Operating Property Acquisitions	29
•	Properties Commencing Initial Operations	30
•	Acquisition Property Profiles	31-32
•	Summary of Construction Projects/Summary of Development Properties in Lease-Up	33
•	Summary of Land Parcels	34
•	Rental Property Sales	35
V. PORTFOLIO/LEASING STATISTICS
•	Leasing Statistics	37-42
•	Market Diversification (MSA's)	43
•	Industry Diversification (Top 30 Tenant Industries)	44
•	Consolidated Portfolio Analyses:
	Breakdown by:
	(a) Number of Properties	45
	(b) Square Footage	46
	(c) Base Rental Revenue	47
	(d) Percentage Leased	48
•	Consolidated Property Listing (by Property Type)	49-58
•	Significant Tenants (Top 20 Tenants)	59
•	Schedules of Lease Expirations (by Property Type)	60-63

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

        Certain information discussed in this literature may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the federal securities laws, including Section 21E of the Securities Exchange Act of 1934. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements relate to, without limitation, the Company's future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as "may," "will," "should," "expect," "anticipate," "estimate," "continue" or comparable terminology. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, it can give no assurance that its expectations will be achieved. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Among the risks, trends and uncertainties are changes in the general economic conditions, including those affecting industries in which the Company's principal tenants compete; any failure of the general economy to recover timely from the current economic downturn; the extent of any tenant bankruptcies; the Company's ability to lease or re-lease space at current or anticipated rents; changes in the supply of and demand for office, office/flex and industrial/warehouse properties; changes in interest rate levels; changes in operating costs; the Company's ability to obtain adequate insurance, including coverage for terrorist acts; the availability of financing; and other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact the Company and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission including Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and Annual Reports on Form 10-K. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

I. COMPANY BACKGROUND

I. COMPANY BACKGROUND

About the Company

        Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $4.1 billion at September 30, 2002. Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994. Mack-Cali owns or has interests in 262 properties, primarily class A office and office/flex buildings, totaling approximately 29.0 million square feet, serving as home to approximately 2,000 tenants. The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 8.9 million square feet of additional commercial space.

History

        Established over 50 years ago, in 1994 the New Jersey-based firm became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI. Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

        Mack-Cali's strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of September 30, 2002)

Corporate Headquarters	Cranford, New Jersey
Fiscal Year-End	12/31
Total Properties	262
Total Square Feet	29.0 million square feet
Geographic Diversity	Nine states and the District of Columbia
New Jersey Presence	16.0 million square feet
Northeast Presence	24.2 million square feet
Common Shares and Units Outstanding	71.7 million
Dividend—Quarter/Annualized	$0.63/$2.52
Dividend Yield	7.8%
Total Market Capitalization	$4.1 billion
Insider Ownership	17.0%
Senior Debt Rating	BBB (S&P and Fitch); Baa3 (Moody's)

Board of Directors

William L. Mack, Chairman of the Board
John J. Cali, Chairman Emeritus	Earle I. Mack
Brendan T. Byrne	Alan G. Philibosian
John R. Cali	Irvin D. Reid
Nathan Gantcher	Vincent Tese
Martin D. Gruss	Robert F. Weinberg
Mitchell E. Hersh	Roy J. Zuckerberg

Executive Officers

Mitchell E. Hersh, Chief Executive Officer
Timothy M. Jones, President
Barry Lefkowitz, Executive Vice President and Chief Financial Officer
Roger W. Thomas, Executive Vice President, General Counsel and Secretary
Michael A. Grossman, Executive Vice President

Equity Research Coverage

Banc of America Montgomery Lee T. Schalop/Alexis Hughes (212) 847-5677/(212) 847-5705	Lehman Brothers David Shulman/Stuart Axelrod (212) 526-3413/(212) 526-3410
Bear, Stearns & Co., Inc. Ross Smotrich (212) 272-8046	Merrill Lynch Rahul Bhattacharjee/Steve Sakwa (212) 449-1920/(212) 449-0335
CS First Boston Lawrence Raiman (212) 538-2380	Morgan Stanley Dean Witter Gregory Whyte (212) 761-6331
Deutsche Banc Alex. Brown Louis Taylor (212) 469-4912	Prudential Securities James Sullivan (212) 778-2515
Friedman, Billings, Ramsey & Co. David Loeb (703) 469-1289	Salomon Smith Barney Jonathan Litt/Gary Boston (212) 816-0231/(212) 816-1383
Goldman Sachs David Kostin (212) 902-6781	Wachovia Securities Christopher Haley (443) 263-6773
Green Street Advisors James Sullivan (949) 640-8780

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
11 Commerce Drive
Cranford, New Jersey 07016-3599
 Phone: (908) 272-8000    Web: www.mack-cali.com
Fax: (908) 272-6755    E-mail: investorrelations@mack-cali.com

II. FINANCIAL HIGHLIGHTS

II. FINANCIAL HIGHLIGHTS

Quarterly Summary

        Funds from operations (FFO), after adjustment for straight-lining of rents, for the quarter ended September 30, 2002 amounted to $70.5 million, or $0.98 per share, versus $64.3 million, or $0.91 per share, for the quarter ended September 30, 2001, a per share increase of 7.7 percent. For the nine months ended September 30, 2002, FFO, after adjustment for straight-lining of rents, amounted to $208.5 million, or $2.91 per share, versus $194.2 million, or $2.73 per share, for the same period last year, a per share increase of 6.6 percent.

        Cash available for distribution (CAD) for the third quarter 2002 equaled $61.6 million, or $0.86 per share, versus $53.5 million, or $0.76 per share, for the same quarter last year, a per share increase of 13.2 percent. For the nine months ended September 30, 2002, CAD equaled $179.8 million, or $2.51 per share, versus $165.3 million, or $2.33 per share, for the same period last year, an increase of 7.7 percent on a per share basis.

        Total revenues for the third quarter 2002 decreased to $143.4 million from $144.0 million for the same quarter last year, a decrease of 0.4 percent. For the nine months ended September 30, 2002, total revenues amounted to $428.0 million, a decrease of 1.3 percent over total revenues of $433.5 million for the same period last year.

        Net income for the third quarter 2002 equaled $34.2 million, or $0.59 per share, versus $24.0 million, or $0.43 per share, for the same quarter last year, a per share increase of 37.2 percent. For the nine months ended September 30, 2002, net income equaled $109.9 million, or $1.91 per share, versus $98.4 million, or $1.74 per share, for the same period last year, an increase of 9.8 percent on a per share basis.

        All per share amounts presented above are on a diluted basis; basic per share information is included in the accompanying financial tables.

        The Company had 57,669,818 shares of common stock, 7,814,806 common operating partnership units and 215,894 $1,000-face-value preferred operating partnership units outstanding as of quarter end. The outstanding preferred units are convertible into 6,230,707 common operating partnership units. Assuming conversion of all preferred units into common units, the Company had a total of 71,715,331 shares/common units outstanding at September 30, 2002.

        As of September 30, 2002, the Company had total indebtedness of approximately $1.8 billion, with a weighted average annual interest rate of 7.0 percent. Mack-Cali had a total market capitalization of $4.1 billion and a debt-to-undepreciated assets ratio of 41.5 percent at September 30, 2002. The Company had an interest coverage ratio of 3.8 times for the quarter ended September 30, 2002.

        The following is a summary of the Company's recent activity:

Acquisitions

        During the quarter, the Company acquired two office properties, aggregating 143,417 square feet, for approximately $16.7 million, as follows:

  •
  The Company acquired a 75,668 square-foot condominium interest in 3 Skyline Drive, a 113,098 square-foot office building located in Hawthorne, New York, for approximately $9.3 million; and

  •
  In August, the Company acquired 25 Commerce Drive, a 67,749 square-foot office building located in Cranford, New Jersey, for approximately $7.4 million.

More recently, on November 1, the Company acquired 1633 Littleton Road, a 57,722 square-foot office building located in Parsippany, New Jersey, for approximately $11.4 million.

Development

        A summary of the Company's development projects at its Harborside Financial Center, located on the Hudson River Waterfront in Jersey City, New Jersey, is as follows:

  •
  Harborside Plaza 5, a 34-story, 980,000 square-foot class A office tower with a 1,270-car parking garage pedestal, commenced initial operations in September. The property is approximately 58 percent leased (which includes a lease with a tenant for 68,000 square feet, or 6.9 percent of the property, for which the tenant has informed the Company that it is experiencing financial difficulties and has failed to meet certain monetary obligations under the lease, including the payment of rent);

  •
  Harborside Plaza 10, a 19-story, 575,000 square-foot class A office building, commenced initial operations in September. The property is 100 percent leased to Charles Schwab & Co., Inc.; and

  •
  Hyatt Regency South Pier Hotel, a 350-room luxury hotel that was built on the south pier of Harborside through a joint venture between Mack-Cali and Hyatt, commenced initial operations in July.

Property Sales

        During the quarter, in July, the Company exited Florida by selling One Mack-Cali Center, a 297,429 square-foot office building located in Tampa, for approximately $23.7 million.

        More recently, in October, the Company exited another non-core market by selling its remaining three office properties in Arizona, aggregating 416,967 square feet, for approximately $43.0 million.

Financing Activity

        In September, the Company raised its quarterly dividend by 1.6 percent to $0.63 per share ($2.52 per share on an annualized basis), effective for the quarter ended September 30, 2002. This increase represented the eighth consecutive year in which the Company has increased its quarterly dividend.

        Also in September, the Company's operating partnership, Mack-Cali Realty, L.P., refinanced its unsecured revolving credit facility with a group of 14 lender banks, arranged by J.P. Morgan Securities, Inc. and Fleet Securities, Inc. The $600 million unsecured facility, which is expandable to $800 million, carries an interest rate equal to LIBOR plus 70 basis points, representing a reduction of 10 basis points from the previous facility. The interest rate is subject to adjustment, on a sliding scale, based upon a change in the partnership's unsecured debt ratings. The credit facility, which also carries a facility fee of 20 basis points, has a three-year term with a one-year extension option.

        In accordance with the Company's Share Repurchase Program, during the third quarter, the Company purchased 54,000 shares of its outstanding common stock for an aggregate cost of approximately $1.7 million, representing an average price of $30.97 per share. Thus far in 2002, the Company purchased 186,700 shares of its outstanding common stock for an aggregate cost of approximately $5.8 million, representing an average price of $30.84 per share.

Leasing Information

        Mack-Cali's consolidated in-service portfolio was 93.0 percent leased at September 30, 2002, compared to 93.9 percent at June 30, 2002.

        For the quarter ended September 30, 2002, the Company executed 190 leases totaling 1,338,585 square feet, consisting of 1,048,271 square feet of office space, 229,083 square feet of office/flex space and 61,231 square feet of industrial/warehouse space. Of these totals, 346,564 square feet were for new leases and 992,021 square feet were for lease renewals and other tenant retention transactions.

        Highlights of the quarter's leasing transactions include:

  •
  BT Harborside Urban Renewal Corporation, a division of Deutsche Bank, a global banking and securities firm, signed a lease renewal through December 31, 2004 for 385,000 square feet at Harborside Financial Center Plaza One in Jersey City, New Jersey. The 400,000 square-foot building is 100 percent leased;

  •
  Cendant Mortgage Corporation, a wholly-owned subsidiary of Cendant Corporation, renewed its lease for 74,472 square feet for five years at 228 Strawbridge Drive in Moorestown, New Jersey. Cendant Mortgage leases the entire building, which is located in Moorestown Corporate Center;

  •
  Fabrication Enterprises, Inc., a supplier of physical and occupational therapy products, signed a new ten-year lease for 20,500 square feet at 3 Westchester Plaza in Elmsford, New York. The 93,500 square-foot office/flex property, located in Cross Westchester Executive Park, is 94.6 percent leased;

  •
  Aeropostale, Inc., a retail apparel company, signed new leases for 20,000 square feet for an average term of 5.8 years at 201 Willowbrook Boulevard in Wayne, New Jersey. The 178,329 square-foot property is 61.2 percent leased;

  •
  McCarthy, Fingar, Donovan, Drazen & Smith, L.L.P., a law firm, signed a renewal for 20,000 square feet for seven years at 11 Martine Avenue in White Plains, New York. Located at Westchester Financial Center, the 180,000 square-foot class A office property is 100 percent leased; and

  •
  The Medicines Company, a developer of pharmaceutical products, signed a new ten-year lease for 16,779 square feet at 8 Campus Drive in Parsippany, New Jersey. The 215,265 square-foot class A office property is 86.2 percent leased.

Key Financial Data

	As of or for the three months ended
	9/30/02	6/30/02	3/31/02	12/31/01	9/30/01
Shares and Units:
Common Shares Outstanding	57,669,818	57,666,984	57,197,440	56,712,270	56,333,692
Common Units Outstanding(a)	14,045,513	14,089,197	14,310,794	14,313,794	14,314,544
Combined Shares and Units	71,715,331	71,756,181	71,508,234	71,026,064	70,648,236
Weighted Average—Basic(b)	65,371,622	65,167,825	64,751,603	64,658,363	64,084,201
Weighted Average—Diluted(c)	71,886,994	71,939,617	71,461,464	71,383,413	70,761,541
Common Share Price ($'s):
At the end of the period	32.1300	35.1500	34.6800	31.0200	31.0000
High during period	34.9600	35.7300	34.9500	32.2000	32.0000
Low during period	26.6500	32.4500	29.9000	28.3800	27.3000
Market Capitalization: ($'s in thousands, except ratios)
Market Value of Equity(d)	2,304,214	2,522,230	2,479,906	2,203,229	2,190,095
Total Debt	1,757,235	1,705,659	1,720,864	1,700,150	1,714,418
Total Market Capitalization	4,061,449	4,227,889	4,200,770	3,903,379	3,904,513
Total Debt/Total Market Capitalization	43.27%	40.34%	40.97%	43.56%	43.91%
Financials: ($'s in thousands, except ratios and per share amounts)
Total Assets	3,812,330	3,775,508	3,768,371	3,746,770	3,728,839
Gross Book Value of Real Estate Assets	3,771,087	3,771,518	3,811,356	3,791,076	3,736,121
Total Liabilities	1,912,782	1,870,549	1,870,515	1,867,938	1,854,441
Total Minority Interests	438,422	439,848	446,920	446,244	446,532
Total Stockholders' Equity	1,461,126	1,465,111	1,450,936	1,432,588	1,427,866
Total Revenues	143,408	141,458	143,129	141,838	144,028
Capitalized Interest	5,555	6,364	5,454	4,728	4,680
Scheduled Principal Payments	824	805	786	767	786
Interest Coverage Ratio	3.75	3.87	3.56	3.49	3.38
Fixed Charge Coverage Ratio	2.69	2.71	2.56	2.59	2.55
Funds from Operations(e)	70,469	72,135	65,882	66,274	64,328
FFO per Share—diluted(e)	0.98	1.00	0.92	0.93	0.91
Cash Available for Distribution(f)	61,598	61,219	56,998	49,424	53,491
CAD per Share—diluted(f)	0.86	0.85	0.80	0.69	0.76
Dividends Declared per Share	0.63	0.62	0.62	0.62	0.62
FFO Payout Ratio—diluted(e)	64.27%	61.83%	67.25%	66.78%	68.20%
CAD Payout Ratio—diluted(f)	73.52%	72.86%	77.73%	89.55%	82.02%
Portfolio Size:
Properties	262	258	267	267	269
Total Square Footage	28,988,801	27,585,238	28,640,016	28,371,640	28,732,553
Sq. Ft. Leased at End of Period(g)	93.0%	93.9%	93.9%	94.6%	95.1%

(a)
Includes preferred units on a converted basis into common units.

(b)
Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.

(c)
Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).

(d)
Includes preferred units on a converted basis into common units and minority interests in partially-owned properties.

(e)
Funds from Operations ("FFO") is calculated in accordance with the National Association of Real Estate Investment Trusts (NAREIT) definition, as published in October 1999, after adjustment for straight-lining of rents and non-recurring charges.

(f)
Cash Available for Distribution ("CAD") is defined as funds from operations, after adjustment for straight-lining of rents and non-recurring charges, minus non-incremental revenue generating tenant improvements, non-incremental revenue generating leasing commissions and recurring capital expenditures.

(g)
Reflects square feet leased at the Company's consolidated in-service portfolio, excluding in-service development properties in lease-up.

Same Store Results and Analysis
(dollars in thousands)

	For the three months ended September 30,
				% Change
	2002	2001	Change
Property Revenues	$132,857	$131,347	$1,510	1.1
Less: Straight-line rent adjustment	1,781	2,162	(381)	(17.6)

Total Property Revenues (excluding straight-line rent adjustment)	131,076	129,185	1,891	1.5
Real Estate Taxes	15,272	14,596	676	4.6
Utilities	9,916	10,594	(678)	(6.4)
Operating Services	15,801	13,974	1,827	13.1

Total Property Expenses:	40,989	39,164	1,825	4.7
Net Operating Income	$90,087	$90,021	$66	0.1

Percentage Leased at Period End	93.7%	95.3%

Total Properties:	246
Total Square Footage:	25,350,903

	For the nine months ended September 30,
				% Change
	2002	2001	Change
Property Revenues	$385,032	$382,478	$2,554	0.7
Less: Straight-line rent adjustment	5,782	8,697	(2,915)	(33.5)

Total Property Revenues (excluding straight-line rent adjustment)	379,250	373,781	5,469	1.5
Real Estate Taxes	42,380	41,079	1,301	3.2
Utilities	27,072	29,781	(2,709)	(9.1)
Operating Services	43,862	42,841	1,021	2.4

Total Property Expenses:	113,314	113,701	(387)	(0.3)
Net Operating Income	$265,936	$260,080	$5,856	2.3

Percentage Leased at Period End	94.0%	95.3%

Total Properties:	237
Total Square Footage:	24,337,433

Unconsolidated Joint Ventures Summary
(dollars in thousands)

Breakdown of Unconsolidated Joint Ventures

Joint Venture Name	Property	Number of Buildings	Location	Percent Leased	Square Feet	Company's Effective Ownership %
Office Properties:
American Financial Exchange L.L.C.	Harborside Plaza 10(a)	1	Jersey City, NJ	100.0%	577,575	50.0%
HPMC	Stadium Gateway	1	Anaheim, CA	93.1%	273,194	32.5%
G&G Martco	Convention Plaza	1	San Francisco, CA	99.8%	305,618	50.0%
Ashford Loop Associates, LP	1001 South Dairy Ashford	1	Houston, TX	50.9%	130,000	20.0%
Ashford Loop Associates, LP	2100 West Loop South	1	Houston, TX	74.1%	168,000	20.0%
HPMC	Pacific Plaza Phase I	1	Daly City, CA	84.9%	369,682	32.5%
Office/Flex Properties:
Ramland Realty Associates, L.L.C.	One Ramland Road	1	Orangeburg, NY	7.3%	232,000	50.0%
Multi-Use:
HPMC	Pacific Plaza Phase II(b)	1	Daly City, CA	100.0%	100,740	32.5%
Hotel:
Harborside South Pier	Hyatt Regency South Pier	1	Jersey City, NJ	n/a	350 rooms	50.0%

(a)
The joint venture also has a parking lot operation on adjacent land.

(b)
Property consists of a three-story theater and retail complex.

Unconsolidated Joint Venture Financial Information

        The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of September 30, 2002 and December 31, 2001:

	September 30, 2002
	Pru-Beta 3	HPMC	G&G Martco	American Financial Exchange	Ramland Realty	Ashford Loop	ARCap	MC-SJP Morris Realty	Harborside South Pier	Combined Total
Assets:
Rental property, net	$—	$15,678	$8,547	$97,805	$17,250	$36,681	$—	$17,263	$91,384	$284,608
Other assets	—	745	3,834	23,374	2,278	1,067	758,655	1,115	3,008	794,076

Total assets	$—	$16,423	$12,381	$121,179	$19,528	$37,748	$758,655	$18,378	$94,392	$1,078,684

Liabilities and partners'/members' capital:
Mortgages and loans payable	$—	$—	$50,000	$—	$15,454	$—	$380,211	$17,849	$65,877	$529,391
Other liabilities	—	—	1,843	5,420	55	831	3,002	46	4,435	15,632
Partners'/members' capital	—	16,423	(39,462)	115,759	4,019	36,917	375,442	483	24,080	533,661

Total liabilities and partners'/members' capital	$—	$16,423	$12,381	$121,179	$19,528	$37,748	$758,655	$18,378	$94,392	$1,078,684

Company's net investment in unconsolidated joint ventures	$—	$16,322	$2,763	$124,292	$1,581	$7,726	$20,208	$287	$15,085	$188,264

	December 31, 2001
	Pru-Beta 3	HPMC	G&G Martco	American Financial Exchange	Ramland Realty	Ashford Loop	ARCap	MC-SJP Morris Realty	Harborside South Pier	Combined Total
Assets:
Rental property, net	$—	$19,556	$9,598	$81,070	$18,119	$37,157	$—	$16,607	$63,236	$245,343
Other assets	732	20,267	2,163	120	4,822	1,150	595,937	107	100	625,398

Total assets	$732	$39,823	$11,761	$81,190	$22,941	$38,307	$595,937	$16,714	$63,336	$870,741

Liabilities and partners'/members' capital:
Mortgages and loans payable	$—	$13,976	$50,000	$—	$15,974	$—	$324,819	$16,795	$34,107	$455,671
Other liabilities	—	897	1,196	9,667	83	949	3,736	103	2,927	19,558
Partners'/members' capital	732	24,950	(39,435)	71,523	6,884	37,358	267,382	(184)	26,302	395,512

Total liabilities and partners'/members' capital	$732	$39,823	$11,761	$81,190	$22,941	$38,307	$595,937	$16,714	$63,336	$870,741

Company's net investment in unconsolidated joint ventures	$350	$24,545	$2,795	$74,651	$3,014	$7,809	$17,897	$183	$15,296	$146,540

        The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three month ended September 30, 2002 and 2001:

	Three Months Ended September 30, 2002
	Pru-Beta 3	HPMC	G&G Martco	American Financial Exchange	Ramland Realty	Ashford Loop	ARCap	MC-SJP Morris Realty	Harborside South Pier	Combined Total
Total revenues	$—	$1	$3,307	$1,001	$63	$1,113	$48,913	$—	$616	$55,014
Operating and other expenses	—	(442)	(1,170)	(176)	(220)	(728)	(7,510)	—	(1,296)	(11,542)
Depreciation and amortization	—	—	(407)	(138)	(223)	(244)	—	—	(1,248)	(2,260)
Interest expense	—	—	(475)	—	(181)	—	(6,739)	—	(804)	(8,199)

Net income	$—	$(441)	$1,255	$687	$(561)	$141	$34,664	$—	$(2,732)	$33,013

Company's equity in earnings (loss) of unconsolidated joint ventures	$—	$(5)	$592	$687	$(281)	$28	$2,670	$—	$(1,486)	$2,205

	Three Months Ended September 30, 2001
	Pru-Beta 3	HPMC	G&G Martco	American Financial Exchange	Ramland Realty	Ashford Loop	ARCap	MC-SJP Morris Realty	Harborside South Pier	Combined Total
Total revenues	$1,211	$1,427	$3,345	$110	$912	$1,298	$17,060	$—	$—	$25,363
Operating and other expenses	(393)	(781)	(920)	(12)	(297)	(632)	(3,266)	—	—	(6,301)
Depreciation and amortization	(290)	(623)	(387)	(10)	(243)	(235)	—	—	—	(1,788)
Interest expense	—	(485)	(712)	—	(264)	—	(5,420)	—	—	(6,881)

Net income (loss)	$528	$(462)	$1,326	$88	$108	$431	$8,374	$—	$—	$10,393

Company's equity in earnings (loss) of unconsolidated joint ventures	$225	$400	$506	$88	$54	$86	$525	$—	$—	$1,884

        The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the nine months ended September 30, 2002 and 2001:

	Nine Months Ended September 30, 2002
	Pru-Beta 3	HPMC	G&G Martco	American Financial Exchange	Ramland Realty	Ashford Loop	ARCap	MC-SJP Morris Realty	Harborside South Pier	Combined Total
Total revenues	$18	$12,088	$10,067	$1,181	$1,803	$3,398	$88,411	$—	$616	$117,582
Operating and other expenses	(5)	(1,102)	(2,907)	(197)	(2,339)	(2,017)	(16,671)	—	(1,306)	(26,544)
Depreciation and amortization	—	(641)	(1,219)	(157)	(1,749)	(731)	—	—	(1,248)	(5,745)
Interest expense	—	(233)	(1,469)	—	(579)	—	(19,707)	—	(804)	(22,792)

Net income	$13	$10,112	$4,472	$827	$(2,864)	$650	$52,033	$—	$(2,742)	$62,501

Company's equity in earnings (loss) of unconsolidated joint ventures	$—	$6,015	$2,218	$827	$(1,432)	$176	$3,956	$—	$(1,486)	$10,274

	Nine Months Ended September 30, 2001
	Pru-Beta 3	HPMC	G&G Martco	American Financial Exchange	Ramland Realty	Ashford Loop	ARCap	MC-SJP Morris Realty	Harborside South Pier	Combined Total
Total revenues	$3,700	$16,419	$9,151	$488	$2,871	$4,365	$45,077	$—	$—	$82,071
Operating and other expenses	(1,175)	(1,729)	(2,571)	(53)	(905)	(2,049)	(7,456)	—	—	(15,938)
Depreciation and amortization	(883)	(1,556)	(1,164)	(29)	(726)	(698)	—	—	—	(5,056)
Interest expense	—	(1,741)	(2,504)	—	(918)	—	(13,310)	—	—	(18,473)

Net income	$1,642	$11,393	$2,912	$406	$322	$1,618	$24,311	$—	$—	$42,604

Company's equity in earnings (loss) of unconsolidated joint ventures	$728	$3,864	$1,042	$(357)	$208	$295	$1,550	$—	$—	$7,330

Select Financial Ratios

	September 30,
Ratios Computed For Industry Comparisons:
	2002	2001
Financial Position Ratios:
Total Debt/Total Book Capitalization (Book value) (%)	46.09%	45.98%
Total Debt/Total Market Capitalization (Market value) (%)	43.27%	43.91%
Total Debt/Total Undepreciated Assets (%)	41.51%	42.24%
Secured Debt/Total Undepreciated Assets (%)	12.78%	13.42%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2002	2001	2002	2001
Operational Ratios:
Interest Coverage (Funds from Operations+Interest Expense)/Interest Expense (x)	3.75	3.38	3.72	3.41
Debt Service Coverage (Funds from Operations+Interest Expense)/(Interest Expense+Principal Amort.) (x)	3.63	3.29	3.61	3.32
Fixed Charge Coverage (Funds from Operations+Interest Expense)/(Interest Expense+Capitalized Interest+Pref.Div.+Prin. Amort.+Ground Lease Payments)(x)	2.69	2.55	2.65	2.61
FFO Payout (Dividends Declared/Funds from Operations) (%)	64.27%	68.20%	64.37%	67.31%
CAD Payout (Dividends Declared/Cash Available for Distribution) (%)	73.52%	82.02%	74.63%	79.09%

Debt Analysis
(as of September 30, 2002)

Debt Breakdown
(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate(a)	Weighted Average Maturity in Years
Fixed Rate Secured Debt	$508,848	28.96%	7.10%	2.93
Fixed Rate Unsecured Notes	1,097,209	62.44%	7.51%	4.76
Variable Rate Secured Debt	32,178	1.83%	2.46%	6.33
Variable Rate Unsecured Debt	119,000	6.77%	2.58%	2.99

Totals/Weighted Average:	$1,757,235	100.00%	6.96%	4.14

Future Repayments
(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments(a)
2002	$1,582	$—	$1,582	7.72%
2003	4,146	192,094	196,240	7.30%
2004	2,922	309,863	312,785	7.34%
2005	2,066	372,178	374,244	5.70%
2006	222	220,000	220,222	7.06%
Thereafter	58	656,542	656,600	7.35%

Sub-total	10,996	1,750,677	1,761,673	6.96%
Adjustment for unamortized debt discount/premium, net, as of September 30, 2002	(4,438)	—	(4,438)	—

Totals/Weighted Average:	$6,558	$1,750,677	$1,757,235	6.96%

(a)
Actual weighted average LIBOR contract rates relating to the Company's outstanding debt as of September 30, 2002 of 1.87 percent was used in calculating revolving credit facility and other variable rate debt interest rates.

Debt Maturities
(dollars in thousands)

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	TOTALS
Secured Debt:
Mack-Cali Willowbrook		$6,811									$6,811
400 Chestnut Ridge			$9,863								9,863
Mack-Cali Centre VI				$35,000							35,000
Prudential Portfolio				150,000							150,000
Mack-Cali Bridgewater I				23,000							23,000
Mack-Cali Woodbridge II				17,500							17,500
Mack-Cali Short Hills				22,089							22,089
500 West Putnam Ave				5,589							5,589
Harborside Financial Center—Plaza 1					$75,358						75,358
Harborside Financial Center—Plazas 2 & 3					144,642						144,642
Mack-Cali Airport						$9,364					9,364
Kemble Plaza I								$32,178			32,178

Total Secured Debt:	—	$6,811	$9,863	$253,178	$220,000	$9,364	—	$32,178	—	—	$531,394

Unsecured Debt:
7.180% unsecured notes due 12/03		$185,283									$185,283
7.000% unsecured notes due 3/04			$300,000								300,000
2002 unsecured credit facility				$119,000							119,000
7.250% unsecured notes due 3/09								$300,000			300,000
7.835% unsecured notes due 12/10									$15,000		15,000
7.750% unsecured notes due 2/11										$300,000	300,000

Total Unsecured Debt:	—	$185,283	$300,000	$119,000	—	—	—	$300,000	$15,000	$300,000	$1,219,283

Total Debt:	—	$192,094	$309,863	$372,178	$220,000	$9,364	—	$332,178	$15,000	$300,000	$1,750,677

Debt Detail
(dollars in thousands)

			Principal Balance at
Property Name	Lender	Effective Interest Rate	September 30, 2002	December 31, 2001	Date of Maturity
Senior Unsecured Notes:(a)
7.180% Senior Unsecured Notes	public debt	7.230%	$185,283	$185,283	12/31/03
7.000% Senior Unsecured Notes	public debt	7.270%	299,884	299,824	03/15/04
7.250% Senior Unsecured Notes	public debt	7.490%	298,483	298,307	03/15/09
7.835% Senior Unsecured Notes	public debt	7.950%	15,000	15,000	12/15/10
7.750% Senior Unsecured Notes	public debt	7.930%	298,559	298,429	02/15/11

Total Senior Unsecured Notes:			$1,097,209	$1,096,843

Revolving Credit Facilities:
2002 Unsecured Facility(b)	14 Lenders	LIBOR+ 0.700%	$119,000	$—	09/27/05
2000 Unsecured Facility(c)	22 Lenders	LIBOR+ 0.800%	—	59,500	09/27/02

Total Revolving Credit Facilities:			$119,000	$59,500

Property Mortgages:
Mack-Cali Willowbrook	CIGNA	8.670%	$7,900	$8,598	10/01/03
400 Chestnut Ridge	Prudential Insurance Co.	9.440%	11,879	12,646	07/01/04
Mack-Cali Centre VI	Principal Life Insurance Co.	6.865%	35,000	35,000	04/01/05
Various(d)	Prudential Insurance Co.	7.100%	150,000	150,000	05/15/05
Mack-Cali Bridgewater I	New York Life Ins. Co.	7.000%	23,000	23,000	09/10/05
Mack-Cali Woodbridge II	New York Life Ins. Co.	7.500%	17,500	17,500	09/10/05
Mack-Cali Short Hills	Prudential Insurance Co.	7.740%	24,663	25,218	10/01/05
500 West Putnam Avenue	New York Life Ins. Co.	6.520%	8,637	9,273	10/10/05
Harborside—Plaza 1	U.S. West Pension Trust	5.610%	60,863	57,978	01/01/06
Harborside—Plazas 2 and 3	Northwestern/Principal	7.363%	159,137	162,022	01/01/06
Mack-Cali Airport	Allstate Life Insurance Co.	7.050%	10,269	10,394	04/01/07
Kemble Plaza I	Mitsubishi Tr & Bk Co.	LIBOR+0.650%	32,178	32,178	01/31/09

Total Property Mortgages:			$541,026	$543,807

Total Debt:			$1,757,235	$1,700,150

(a)
Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.

(b)
Total borrowing capacity under this facility is $600.0 million.

(c)
In conjunction with obtaining the 2002 Unsecured Facility, the Company repaid in full and terminated the 2000 Unsecured Facility on September 27, 2002.

(d)
The Company has the option to convert the mortgage loan, which is secured by 10 properties, to unsecured debt, subject to, amongst other things, the Company having an investment grade rating from two rating agencies (at least one of which must be from S&P or Moody's) at the time of conversion.

III. FINANCIAL STATEMENTS

III. FINANCIAL STATEMENTS

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2002	2001	2002	2001
Revenues
Base rents	$120,069	$126,789	$368,575	$381,584
Escalations and recoveries from tenants	15,152	13,944	42,849	42,136
Parking and other	7,445	2,610	15,045	8,016
Interest income	742	685	1,526	1,770

Total revenues	143,408	144,028	427,995	433,506

Expenses
Real estate taxes	15,161	16,012	45,863	46,809
Utilities	10,090	11,517	29,527	34,172
Operating services	16,743	16,336	49,482	51,901
General and administrative	5,525	8,767	20,133	21,633
Depreciation and amortization	29,300	22,529	80,775	67,964
Interest expense	26,429	27,772	78,384	84,692

Total expenses	103,248	102,933	304,164	307,171

Equity in earnings of unconsolidated joint ventures	2,205	1,884	10,274	7,330

Income before realized gains (losses) and unrealized losses on disposition of rental property and minority interest	42,365	42,979	134,105	133,665
Realized gains (losses) and unrealized losses on disposition of rental property, net	456	(11,624)	2,714	(9,677)

Income before minority interest	42,821	31,355	136,819	123,988
Minority interest in Operating Partnership	(8,589)	(7,346)	(26,933)	(25,568)

Net income	$34,232	$24,009	$109,886	$98,420

Per Share Data:
Basic earnings per share	$0.60	$0.43	$1.92	$1.74
Diluted earnings per share	$0.59	$0.43	$1.91	$1.74
Dividends declared per common share	$0.63	$0.62	$1.87	$1.84

Basic weighted average shares outstanding	57,534	56,129	57,194	56,482
Diluted weighted average shares outstanding	65,656	64,403	71,764	64,691

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands, except per share amounts)

	September 30, 2002	December 31, 2001
Assets
Rental property
Land and leasehold interests	$521,439	$479,358
Buildings and improvements	3,040,046	2,751,453
Tenant improvements	157,380	140,071
Furniture, fixtures and equipment	7,400	7,189

	3,726,265	3,378,071
Less—accumulated depreciation and amortization	(420,939)	(350,705)

	3,305,326	3,027,366
Rental property held for sale, net	41,239	384,626

Net investment in rental property	3,346,565	3,411,992
Cash and cash equivalents	76,819	12,835
Investments in unconsolidated joint ventures	188,264	146,540
Unbilled rents receivable, net	61,609	60,829
Deferred charges and other assets, net	126,829	101,499
Restricted cash	7,429	7,914
Accounts receivable, net of allowance for doubtful accounts of $539 and $752	4,815	5,161

Total assets	$3,812,330	$3,746,770

Liabilities and Stockholders' Equity
Senior unsecured notes	$1,097,209	$1,096,843
Revolving credit facilities	119,000	59,500
Mortgages and loans payable	541,026	543,807
Dividends and distributions payable	45,181	44,069
Accounts payable and accrued expenses	62,499	64,620
Rents received in advance and security deposits	39,062	33,512
Accrued interest payable	8,805	25,587

Total liabilities	1,912,782	1,867,938

Minority interest in Operating Partnership	438,422	446,244
Commitments and contingencies
Stockholders' equity:
Preferred stock, 5,000,000 shares authorized, none issued	—	—
Common stock, $0.01 par value, 190,000,000 shares authorized, 57,669,818 and 56,712,270 shares outstanding	576	567
Additional paid-in capital	1,528,874	1,501,623
Accumulated other comprehensive loss	(2,174)	—
Dividends in excess of net earnings	(62,583)	(64,906)
Unamortized stock compensation	(3,567)	(4,696)

Total stockholders' equity	1,461,126	1,432,588

Total liabilities and stockholders' equity	$3,812,330	$3,746,770

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statement of Changes in Stockholders' Equity
For the nine months ended September 30, 2002
(in thousands) (unaudited)

	Common Stock
			Additional Paid-In Capital	Accumulated Other Comprehensive Loss	Dividends in Excess of Net Earnings	Unamortized Stock Compensation	Total Stockholders' Equity
	Shares	Par Value
Balance at January 1, 2002	56,712	$567	$1,501,623	—	$(64,906)	$(4,696)	$1,432,588
Net income	—	—	—	—	109,886	—	109,886
Dividends	—	—	—	—	(107,563)	—	(107,563)
Redemption of common units for shares of common stock	269	3	8,296	—	—	—	8,299
Proceeds from stock options exercised	641	6	16,860	—	—	—	16,866
Proceeds from stock warrants exercised	107	1	3,546	—	—	—	3,547
Other comprehensive loss on interest rate hedge	—	—	—	$(2,174)	—	—	(2,174)
Deferred compensation plan for directors	—	—	125	—	—	—	125
Amortization of stock compensation	—	—	—	—	—	1,376	1,376
Adjustment to fair value of restricted stock	—	—	247	—	—	(247)	—
Repurchase of common stock	(59)	(1)	(1,823)	—	—	—	(1,824)

Balance at September 30, 2002	57,670	$576	$1,528,874	$(2,174)	$(62,583)	$(3,567)	$1,461,126

Statements of Funds from Operations and
Cash Available for Distribution
(in thousands, except per share/unit amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2002	2001	2002	2001
Net Income	$34,232	$24,009	$109,886	$98,420
Add: Minority interest in Operating Partnership	8,589	7,346	26,933	25,568
(Deduct)/Add: Realized (gains) losses and unrealized losses on disposition of rental property, net	(456)	11,624	(2,714)	9,677
Add: Real estate-related depreciation and amortization(a)	30,216	23,179	82,205	70,250
Gain on sale of land	—	—	717	—
Deduct: Adj. to rental income for straight-lining of rents(b)	(2,112)	(1,830)	(5,035)	(9,692)
Equity in earnings from gain on sale of rental property	—	—	(3,506)	—

Funds from operations(c), after adjustment for straight-lining of rents	$70,469	$64,328	$208,486	$194,223

Deduct:
Non-incremental revenue generating capital expenditures:
Capital expenditures	(1,771)	(1,478)	(4,036)	(3,852)
Tenant improvements and leasing commissions	(7,100)	(9,359)	(24,635)	(25,083)

Cash available for distribution	$61,598	$53,491	$179,815	$165,288

Basic weighted average shares/units outstanding(d)	65,372	64,084	65,099	64,440
Diluted weighted average shares/units outstanding(e)	71,887	70,762	71,764	71,050
Per Share/Unit—Basic(f):
Funds from operations	$1.02	$0.94	$3.02	$2.83
Cash available for distribution	$0.88	$0.77	$2.58	$2.38
Per Share/Unit—Diluted:
Funds from operations	$0.98	$0.91	$2.91	$2.73
Cash available for distribution	$0.86	$0.76	$2.51	$2.33
Dividend per common share	$0.63	$0.62	$1.87	$1.84
Dividend payout ratios:
Funds from operations—diluted	64.27%	68.20%	64.37%	67.31%
Cash available for distribution—diluted	73.52%	82.02%	74.63%	79.09%

(a)
Includes the Company's share from unconsolidated joint ventures of $1,125 and $863 for the three months ended September 30, 2002 and 2001, respectively, and $2,078 and $2,906 for the nine months ended September 30, 2002 and 2001, respectively.

(b)
Includes the Company's share from unconsolidated joint ventures of $124 and ($62) for the three months ended September 30, 2002 and 2001, respectively, and $(829) and $64 for the nine months ended September 30, 2002 and 2001, respectively.

(c)
Funds from operations for both periods are calculated in accordance with the National Association of Real Estate Investment Trusts (NAREIT) definition, as published in October 1999.

(d)
Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.

(e)
Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).

(f)
Amounts calculated after deduction for distributions to preferred unitholders of $3,925 and $3,943 for the three months ended September 30, 2002 and 2001, respectively, and $11,731 and $11,701 for the nine months ended September 30, 2002 and 2001, respectively.

Reconciliation of Basic-to-Diluted Shares/Units
(in thousands)

        The following schedule reconciles the Company's basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2002	2001	2002	2001
Basic weighted average shares outstanding:	57,534	56,129	57,194	56,482
Add: Weighted average common units	7,838	7,955	7,905	7,958

Basic weighted average shares/units:	65,372	64,084	65,099	64,440
Add: Weighted average preferred units (after conversion to common units)	6,231	6,359	6,307	6,359
Stock options	284	319	355	251
Stock warrants	—	—	3	—

Diluted weighted average shares/units outstanding:	71,887	70,762	71,764	71,050

IV. VALUE CREATION PIPELINE

IV. VALUE CREATION PIPELINE

Operating Property Acquisitions
(dollars in thousands)

For the nine months ended September 30, 2002

Acquisition Date	Property/Portfolio Name	Location	# of Bldgs.	Rentable Square Feet	Investment by Company
Office
08/09/02	25 Commerce Drive	Cranford, Union County, NJ	1	67,749	$7,667
08/09/02	3 Skyline Drive(a)	Hawthorne, Westchester County, NY	1	75,668	9,460

Total Office Property Acquisitions:			2	143,417	$17,127

For the year ended December 31, 2001

Acquisition Date	Property/Portfolio Name	Location	# of Bldgs.	Rentable Square Feet	Investment by Company
Office
04/06/01	4 & 6 Campus Drive	Parsippany, Morris County, NJ	2	295,766	$48,404
11/06/01	9 Campus Drive(b)	Parsippany, Morris County, NJ	1	156,495	15,073

Total Office Property Acquisitions:			3	452,261	$63,477

Office/Flex
02/14/01	31 & 41 Twosome Drive(c)	Moorestown, Burlington County, NJ	2	127,250	$7,155
04/27/01	1245 & 1247 N. Church Street, 2 Twosome Drive(c)	Moorestown, Burlington County, NJ	3	154,200	11,083
08/03/01	5 & 6 Skyline Drive	Hawthorne, Westchester County, NY	2	168,177	14,846

Total Office/Flex Property Acquisitions:			7	449,627	$33,084

Total Operating Property Acquisitions:			10	901,888	$96,561

(a)
Represents the Company's 68.1 percent condominium interest (75,668 square feet) in the 113,098 square-foot office property.

(b)
The Company acquired the remaining 50 percent interest in this property from an unconsolidated joint venture. Investment by Company represents the net cost of acquiring the remaining interest.

(c)
The properties were acquired through the exercise of a purchase option obtained in the initial acquisition of the McGarvey portfolio in January 1998.

Properties Commencing Initial Operations
(dollars in thousands)

For the nine months ended September 30, 2002

Date	Property/Portfolio Name	Location	# of Bldgs.	Rentable Square Feet	Investment by Company
Office:
09/03/02	Harborside Plaza 5	Jersey City, Hudson County, NJ	1	980,000	$187,221	(a)
Office/Flex:
04/01/02	125 Clearbrook Road	Elmsford, Westchester County, NY	1	33,000	4,978	(b)
Unconsolidated Joint Venture:
07/10/02	Hyatt Regency South Pier	Jersey City, Hudson County, NJ	1	350 rooms	15,085
09/17/02	Harborside Plaza 10	Jersey City, Hudson County, NJ	1	575,000	113,685

Total Properties Commencing Initial Operations:			4	1,588,000	$320,969

For the year ended December 31, 2001

Date	Property/Portfolio Name	Location	# of Bldgs.	Rentable Square Feet	Investment by Company
Office:
01/15/01	105 Eisenhower Parkway	Roseland, Essex County, NJ	1	220,000	$47,328
03/01/01	8181 East Tufts Avenue	Denver, Denver County, CO	1	185,254	34,993

Total Properties Commencing Initial Operations:			2	405,254	$82,321

(a)
Amount consists of $168,256 included in rental property and $18,965 of leasing commissions and other deferred leasing costs, which are included in deferred charges and other assets.

(b)
Amount consists of $4,724 included in rental property and $254 of leasing commissions, which is included in deferred charges and other assets.

Acquisition Property Profile

Property Name:	25 Commerce Drive
Product Type:	Office Building
Location:	Cranford, Union County, New Jersey
Description:	Class A, three-story office building
Size:	67,749 square feet
Year Constructed:	1971
Closing Date:	August 9, 2002
Acquisition Cost:	$7.4 million
Funding Source:	Proceeds from sale of office property
Percentage Leased:	93.1%
Number of Tenants:	12
Significant Tenants:	Paragon Computer Professionals, Inc. (22,415 square feet) Wells Fargo Home Mortgage, Inc. (13,352 square feet)

Acquisition Property Profile

Property Name:	3 Skyline Drive
Product Type:	Office Building
Location:	Hawthorne, Westchester County, New York
Description:	Class A, three-story office building
Size:	75,668 square feet(a)
Year Constructed:	1981
Closing Date:	August 9, 2002
Acquisition Cost:	$9.3 million(a)
Funding Source:	Proceeds from sale of office property
Percentage Leased:	100.0%(a)
Number of Tenants:	3
Tenants:	Coca Cola Bottling Company (55,343 square feet) Traub Eglin Lieberman Straus (11,100 square feet) Intermec Technologies Corp. (9,225 square feet)

(a)
The Company acquired a 68.1 percent condominium interest (75,668 square feet) in a 113,098 square-foot office property.

Summary of Construction Projects
(dollars in thousands)

Project	Location	Type of Space	Estimated Placed in Service Date	Number of Buildings	Square Feet	Costs Incurred Through 9/30/02	Total Estimated Costs	Current % Leased
Wholly-Owned:
600 Horizon Drive	Hamilton Twp, NJ	Office/Flex	2002-4Q	1	95,000	$5,446	$8,200	100.0%

Total:				1	95,000	$5,446	$8,200	100.0%

Summary of Development Properties in Lease-Up
(dollars in thousands)

Project	Location	Type of Space	Estimated Placed in Service Date	Number of Buildings	Square Feet	Costs Incurred Through 9/30/02	Total Estimated Costs	Current % Leased
Wholly-Owned:
Harborside Plaza 5	Jersey City, NJ	Office	08/25/02	1	980,000	$187,221	$260,000	57.8	%(a)

Total:				1	980,000	$187,221	$260,000	57.8%

(a)
Includes a lease with a tenant for 68,000 square feet, or 6.9 percent of the property, for which the tenant has informed the Company that it is experiencing financial difficulties and has failed to meet certain monetary obligations under the lease, including the payment of rent.

Summary of Land Parcels

Site	Town/City	State	Acres	Development Potential (Sq. Ft.)	Type of Space
Horizon Center	Hamilton	NJ	33.5	300,000	Office/Flex/Retail
American Financial Exchange(a)	Jersey City	NJ	3.6	1,225,000	Office
Harborside Financial Center(b)	Jersey City	NJ	6.5	3,113,500	Office
Mack-Cali Business Campus(c)	Parsippany & Hanover	NJ	110.0	1,350,000	Office
Morris V and VI(a)	Parsippany	NJ	47.5	645,000	Office
Commercenter	Totowa	NJ	5.8	30,000	Office/Flex
Princeton Metro(c)	West Windsor	NJ	10.0	97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0	149,500	Office
Elmsford Distribution Center(d)	Elmsford	NY	14.5	100,000	Warehouse
Mid-Westchester Executive Park	Hawthorne	NY	7.2	82,250	Office/Flex
One Ramland Road(a)	Orangeburg	NY	20.0	100,000	Office/Flex
South Westchester Executive Park(d)	Yonkers	NY	60.0	500,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7	50,000	Office/Flex
Airport Business Center	Lester	PA	12.6	135,000	Office
Eastpoint II	Lanham	MD	4.8	122,000	Office/Hotel
Tri West Plaza II(d)	Dallas	TX	4.5	500,000	Office
Hilltop Business Center	Littleton	CO	7.1	128,000	Office
Pacific Plaza Phase III(e)	Daly City	CA	2.5	270,000	Office

Totals			362.8	8,897,250

(a)
Land owned by joint venture in which Mack-Cali is an equity partner.

(b)
In addition, there are 21 acres of riparian property.

(c)
Land owned by Mack-Cali which is subject to a contribution agreement to a development joint venture.

(d)
Mack-Cali holds an option to purchase this land.

(e)
Unconsolidated joint venture, in which Mack-Cali is an equity partner, holds an option to purchase this land.

Rental Property Sales
(dollars in thousands)

For the nine months ended September 30, 2002

Sale Date	Property/Portfolio Name	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/(Loss)
Office:
05/13/02	Dallas Portfolio(a)	Metro Dallas, TX	4	488,789	$33,115	$34,760	$(1,645)
05/29/02	750 South Richfield Street	Aurora, Arapahoe County, CO	1	108,240	20,631	21,291	(660)
06/06/02	Houston Portfolio(b)	Houston, Harris County, TX	3	413,107	25,482	24,393	1,089
07/15/02	501 Kennedy Boulevard	Tampa, Hillsborough County, FL	1	297,429	22,915	22,459	456
Residential:
01/30/02	25 Martine Avenue	White Plains, Westchester County, NY	1	124 units	17,559	10,461	7,098
Land:
04/25/02	Horizon Center Land	Hamilton Township, Mercer County, NJ	—	0.756 acres	758	41	717

Total Property Sales:			10	1,307,565	$120,460	$113,405	$7,055

(a)
On May 13, 2002, the Company sold 3100 Monticello, 2300 Valley View, 150 West Parkway and 555 Republic Place in a single transaction with one buyer, Brookview Properties, L.P., an entity that includes a partner, whose principals include Paul A. Nussbaum, a former member of the Board of Directors of the Company. The Company provided the purchaser with a $5,000 subordinated loan that bears interest at 15 percent with a current rate of 11 percent. The entire principal of the loan is payable at maturity in November 2007. In conjunction with the purchaser's subsequent sale of one of its acquired properties, the purchaser repaid $1,537 of the loan principal through September 30, 2002.

(b)
On June 6, 2002, the Company sold 1717 St. James Place, 5300 Memorial Drive and 10497 Town & Country Way in a single transaction with one buyer, Parkway Properties LP.

For the year ended December 31, 2001

Sale Date	Property/Portfolio Name	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/(Loss)
Office:
06/01/01	1777 N.E. Loop 410	San Antonio, Bexar County, TX	1	256,137	$21,313	$16,703	$4,610
06/15/01	14511 Falling Creek	Houston, Harris County, TX	1	70,999	2,982	2,458	524
07/17/01	8214 Westchester	Dallas, Dallas County, TX	1	95,509	8,966	8,465	501
08/01/01	2600 Westown Parkway	West Des Moines, Polk County, IA	1	72,265	5,165	5,570	(405)
09/26/01	1709 New York Avenue, NW	Washington, DC	1	166,000	65,151	50,640	14,511
11/14/01	200 Concord Plaza Drive	San Antonio, Bexar County, TX	1	248,700	30,927	32,609	(1,682)
12/21/01	5225 Katy Freeway	Houston, Harris County, TX	1	112,213	6,887	7,393	(506)
Residential:
06/21/01	Tenby Chase Apartments	Delran, Burlington County, NJ	1	327 units	19,336	2,399	16,937
Other:
04/03/01	North Pier-Harborside(a)	Jersey City, Hudson County, NJ	—	n/a	3,357	2,918	439

Total Property Sales:			8	1,021,823	$164,084	$129,155	$34,929

(a)
In connection with the sale of North Pier-Harborside, the Company provided to the purchaser a non-interest-bearing $2,027 note, which was repaid in April 2002.

V. PORTFOLIO/LEASING STATISTICS

V. PORTFOLIO/LEASING STATISTICS

Leasing Statistics
(For the three months ended September 30, 2002)

Consolidated In-Service Portfolio (a)

SUMMARY OF SPACE LEASED

LEASING ACTIVITY
Region/Market	Sq. Ft. Leased 6/30/02	Leased Sq. Ft. Acquired/ Sold(b)	Expiring/ Adjustment Sq. Ft.(c)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/02(d)	Pct. Leased 9/30/02	Pct. Leased 6/30/02
Northeast
Northern NJ	9,531,891	—	(746,229)	527,671	(218,558)	9,313,333	93.1%	95.3%
Central NJ	2,567,814	56,687	(85,920)	98,669	12,749	2,637,250	92.6%	92.3%
Westchester Co., NY	4,593,940	75,668	(406,930)	385,376	(21,554)	4,648,054	97.0%	97.4%
Sub. Philadelphia	2,746,445	—	(130,029)	142,347	12,318	2,758,763	89.8%	89.4%
Fairfield, CT	641,876	—	(4,000)	10,854	6,854	648,730	96.4%	95.4%
Washington, DC/MD	446,496	—	—	3,870	3,870	450,366	100.0%	99.1%
Dutchess/Nassau/Rockland Co., NY	589,058	—	(20,482)	20,482	—	589,058	99.6%	99.6%

Total Northeast	21,117,520	132,355	(1,393,590)	1,189,269	(204,321)	21,045,554	93.8%	94.8%

Southwest/West/Other
Texas	789,197	—	(36,236)	26,505	(9,731)	779,466	78.8%	79.8%
Colorado	1,383,535	—	(136,169)	110,208	(25,961)	1,357,574	86.7%	88.4%
San Francisco	439,214	—	(12,628)	12,603	(25)	439,189	97.4%	97.4%
Arizona	416,967	—	—	—	—	416,967	100.0%	100.0%
Other	271,908	(205,025)	(66,883)	—	(66,883)	—	—	91.4%

Total Southwest/West/Other	3,300,821	(205,025)	(251,916)	149,316	(102,600)	2,993,196	87.5%	88.7%

Company Totals	24,418,341	(72,670)	(1,645,506)	1,338,585	(306,921)	24,038,750	93.0%	93.9%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of June 30, 2002	26,006,004
Total sq. ft. of properties added this period	143,417
Total sq. ft. of properties sold this period	(297,429)

Total sq. ft. as of September 30, 2002	25,851,992

(a)
Consolidated in-service portfolio excludes a 980,000 square foot in-service development property in lease-up.

(b)
Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.

(c)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(d)
Includes leases expiring September 30, 2002 aggregating 92,678 square feet for which no new leases were signed.

Leasing Statistics
(For the three months ended September 30, 2002)

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market

Region/Market	Property Type	# of Transactions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained(a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year(c)
Northeast
Northern NJ	Office	29	527,671	84,546	443,125	2.9	$16.78	$1.73
Central NJ	Office	14	74,813	35,708	39,105	3.4	$26.41	$2.38
	Office/Flex	3	23,856	11,718	12,138	3.7	$12.73	$2.48
Westchester Co., NY	Office	28	146,218	34,431	111,787	6.1	$27.12	$1.82
	Office/Flex	28	177,927	48,400	129,527	5.2	$16.23	$0.87
	Industrial/Warehouse	8	61,231	—	61,231	9.1	$12.99	$1.06
Sub. Philadelphia	Office	8	115,047	14,561	100,486	5.4	$18.18	$2.04
	Office/Flex	6	27,300	9,080	18,220	2.3	$7.83	$1.77
Fairfield, CT	Office	3	10,854	10,854	—	1.2	$25.99	$0.57
Washington, DC/MD	Office	1	3,870	—	3,870	12.3	$26.24	$2.31
Dutchess/Nassau/Rockland Co., NY	Office	3	20,482	4,786	15,696	6.8	$24.62	$4.20

Total Northeast		131	1,189,269	254,084	935,185	4.3	$18.48	$1.72

Southwest/West/Other
Texas	Office	13	26,505	18,053	8,452	5.2	$16.21	$2.35
Colorado	Office	11	110,208	71,586	38,622	6.3	$14.83	$1.12
San Francisco	Office	35	12,603	2,841	9,762	3.0	$28.58	$2.34

Total Southwest/West/Other		59	149,316	92,480	56,836	5.8	$16.24	$2.30

Company Totals		190	1,338,585	346,564	992,021	4.5	$18.23	$1.78

Detail by Property Type
	Office	145	1,048,271	277,366	770,905	4.2	$19.27	$2.10
	Office/Flex	37	229,083	69,198	159,885	4.7	$14.86	$1.05
	Industrial/Warehouse	8	61,231	—	61,231	9.1	$12.99	$1.06

Company Totals		190	1,338,585	346,564	992,021	4.5	$18.23	$1.78
Tenant Retention:	Leases Retained	65.7%
	Sq. Ft. Retained	60.3%

(a)
"Other Retained" transactions include existing tenants' expansions and relocations within the same building.

(b)
For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.

(c)
Represents estimated workletter costs of $5,937,375 and commissions of $3,505,150 committed, but not necessarily expended, during the period for second generation space aggregating 1,219,754 square feet.

Leasing Statistics
(For the three months ended September 30, 2002)

Unconsolidated Joint Venture Properties(a)

SUMMARY OF SPACE LEASED

LEASING ACTIVITY
State	Sq. Ft. Leased 6/30/02	Leased Sq. Ft. Acquired/Sold(b)	Expiring/Adjustment Sq. Ft.(c)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/02	Pct. Leased 9/30/02	Pct. Leased 6/30/02
Northern New Jersey	—	577,575	—	—	—	577,575	100.0%	—
New York	167,000	—	(150,000)	—	(150,000)	17,000	7.3%	72.0%
Texas	190,724	—	—	—	—	190,724	64.0%	64.0%
California	660,068	—	(11,378)	11,378	—	660,068	97.1%	97.1%

Totals	1,017,792	577,575	(161,378)	11,378	(150,000)	1,445,367	80.9%	84.1%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of June 30, 2002	1,209,552
Total sq. ft. of properties added this period	577,575

Total sq. ft. as of September 30, 2002	1,787,127

DETAIL OF TRANSACTION ACTIVITY

State	# of Transactions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained(d)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent	Leasing Costs Per Sq. Ft. Per Year(e)
California	1	11,378	—	11,378	8.0	$28.34	$2.52

Totals	1	11,378	—	11,378	8.0	$28.34	$2.52

(a)
Unconsolidated Joint Venture Properties excludes 369,682 square foot in-service development property in lease-up.

(b)
Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.

(c)
Represents the square footage of expiring leases or leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(d)
"Other Retained" transactions include existing tenants' expansions and relocations within the same building.

(e)
Represents estimated workletter costs of $113,780 and commissions of $115,224 committed, but not necessarily expended, during the period for second generation space aggregating 11,378 square feet.

Leasing Statistics
(For the nine months ended September 30, 2002)

Consolidated In-Service Portfolio(a)

SUMMARY OF SPACE LEASED

LEASING ACTIVITY
Region/Market	Sq. Ft. Leased 12/31/01	Leased Sq. Ft. Acquired/ Sold(b)	Expiring/Adjustment Sq. Ft.(c)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/02(d)	Pct. Leased 9/30/02	Pct. Leased 12/31/01
Northeast
Northern NJ	9,380,571	111,894	(1,292,074)	1,112,942	(179,132)	9,313,333	93.1%	95.9%
Central NJ	2,629,946	56,687	(408,412)	359,029	(49,383)	2,637,250	92.6%	94.6%
Westchester Co., NY	4,570,240	108,668	(945,075)	914,221	(30,854)	4,648,054	97.0%	97.6%
Sub. Philadelphia	2,820,288	—	(510,241)	448,716	(61,525)	2,758,763	89.8%	91.8%
Fairfield, CT	649,363	—	(129,916)	129,283	(633)	648,730	96.4%	96.5%
Washington, DC/MD	444,699	—	(157,115)	162,782	5,667	450,366	100.0%	98.7%
Dutchess/Nassau/Rockland Co., NY	582,508	—	(74,202)	80,752	6,550	589,058	99.6%	98.5%

Total Northeast	21,077,615	277,249	(3,517,035)	3,207,725	(309,310)	21,045,554	93.8%	95.7%

Southwest/West/Other
Texas	1,560,270	(780,863)	(175,253)	175,312	59	779,466	78.8%	82.5%
Colorado	1,368,726	29,763	(225,668)	184,753	(40,915)	1,357,574	86.7%	92.0%
San Francisco	439,866	—	(41,935)	41,258	(677)	439,189	97.4%	97.6%
Arizona	416,967	—	(111,200)	111,200	—	416,967	100.0%	100.0%
Other	271,908	(205,025)	(82,560)	15,677	(66,883)	—	—	91.4%

Total Southwest/West/Other	4,057,737	(956,125)	(636,616)	528,200	(108,416)	2,993,196	87.5%	89.3%

Company Totals	25,135,352	(678,876)	(4,153,651)	3,735,925	(417,726)	24,038,750	93.0%	94.6%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2001	26,577,886
Total sq. ft. of properties added this period	581,671
Total sq. ft. of properties sold this period	(1,307,565)

Total sq. ft. as of September 30, 2002	25,851,992

(a)
Consolidated in-service portfolio excludes a 980,000 square foot in-service development property in lease-up.

(b)
Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.

(c)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(d)
Includes leases expiring September 30, 2002 aggregating 92,678 square feet for which no new leases were signed.

Leasing Statistics
(For the nine months ended September 30, 2002)

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market

Region/Market	Property Type	# of Transactions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained(a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent(b)	Leasing Costs Per Sq. Ft. Per Year(c)
Northeast
Northern NJ	Office	75	1,063,658	340,505	723,153	3.9	$21.39	$2.70
	Office/Flex	7	49,284	11,983	37,301	3.7	$16.28	$1.59
Central NJ	Office	37	291,546	115,054	176,492	5.5	$25.43	$2.44
	Office/Flex	10	67,483	25,376	42,107	4.3	$14.89	$2.03
Westchester Co., NY	Office	71	323,001	95,539	227,462	5.7	$25.24	$1.82
	Office/Flex	67	449,619	117,495	332,124	5.1	$15.49	$0.96
	Industrial/Warehouse	17	141,601	6,295	135,306	5.1	$12.73	$1.12
Sub. Philadelphia	Office	22	237,621	24,268	213,353	5.4	$22.40	$2.22
	Office/Flex	26	211,095	42,315	168,780	3.4	$8.85	$1.12
Fairfield, CT	Office	9	30,533	14,332	16,201	2.5	$26.35	$0.44
	Office/Flex	3	98,750	10,750	88,000	5.4	$16.88	$2.39
Washington, DC/MD	Office	5	162,782	1,797	160,985	4.3	$42.31	$2.46
Dutchess/Nassau/Rockland Co., NY	Office	11	80,752	24,760	55,992	6.3	$22.37	$3.17

Total Northeast		360	3,207,725	830,469	2,377,256	4.7	$20.96	$2.10

Southwest/West/Other
Texas	Office	54	175,312	123,535	51,777	4.6	$16.66	$2.58
Colorado	Office	28	184,753	98,325	86,428	5.7	$16.02	$1.75
San Francisco	Office	107	41,258	6,442	34,816	3.4	$30.33	$2.21
Arizona	Office	3	111,200	—	111,200	4.0	$21.64	$1.84
Other	Office	3	15,677	—	15,677	4.5	$18.55	$2.57

Total Southwest/West/Other		195	528,200	228,302	299,898	4.8	18.61	$2.38

Company Totals		555	3,735,925	1,058,771	2,677,154	4.7	$20.63	$2.13

Detail by Property Type
	Office	425	2,718,093	844,557	1,873,536	4.7	$23.17	$2.49
	Office/Flex	113	876,231	207,919	668,312	4.6	$14.05	$1.28
	Industrial/Warehouse	17	141,601	6,295	135,306	5.1	$12.73	$1.12

Company Totals		555	3,735,925	1,058,771	2,677,154	4.7	$20.63	$2.13

Tenant Retention:	Leases Retained	63.2%
	Sq. Ft. Retained	64.5%

(a)
"Other Retained" transactions include existing tenants' expansions and relocations within the same building.

(b)
For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.

(c)
Represents estimated workletter costs of $22,167,086 and commissions of $12,856,323 committed, but not necessarily expended, during the period for second generation space aggregating 3,577,006 square feet.

Leasing Statistics
(For the nine months ended September 30, 2002)

Unconsolidated Joint Venture Properties(a)

SUMMARY OF SPACE LEASED

LEASING ACTIVITY
State	Sq. Ft. Leased 12/31/01	Leased Sq. Ft. Acquired/Sold(b)	Expiring/Adjustment Sq. Ft.(c)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/02	Pct. Leased 9/30/02	Pct. Leased 12/31/01
Northern New Jersey	—	577,575	—	—	—	577,575	100.0%	—
New York	167,000	—	(150,000)	—	(150,000)	17,000	7.3%	72.0%
Texas	182,840	—	—	7,884	7,884	190,724	64.0%	61.4%
California	480,228	179,840	(11,378)	11,378	—	660,068	97.1%	98.2%

Totals	830,068	757,415	(161,378)	19,262	(142,116)	1,445,367	80.9%	81.5%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2001	1,018,818
Total sq. ft. of properties added this period	951,509
Total sq. ft. of properties sold this period	(183,200)

Total sq. ft. as of September 30, 2002	1,787,127

DETAIL OF TRANSACTION ACTIVITY

State	# of Transactions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained(d)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent	Leasing Costs Per Sq. Ft. Per Year(e)
California	1	11,378	—	11,378	8.0	$28.34	$2.52
Texas	1	7,884	7,884	—	5.0	$17.26	$2.46

Totals	2	19,262	7,884	11,378	6.8	$23.81	$2.50

(a)
Unconsolidated Joint Venture Properties excludes 369,682 square foot in-service development property in lease-up.

(b)
Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.

(c)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(d)
"Other Retained" transactions include existing tenants' expansions and relocations within the same building.

(e)
Represents estimated workletter costs of $176,852 and commissions of $149,243 committed, but not necessarily expended, during the period for second generation space aggregating 19,262 square feet.

Market Diversification

        The following table lists the Company's markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

Market (MSA)	Annualized Base Rental Revenue ($)(a)(b)(c)	Percentage of Company Annualized Base Rental Revenue (%)	Total Property Size Rentable Area	Percentage of Rentable Area (%)
New York, NY (Westchester-Rockland Counties)	89,092,505	18.4	4,973,023	18.5
Bergen-Passaic, NJ	87,121,223	18.0	4,530,091	16.9
Newark, NJ (Essex-Morris-Union Counties)	82,544,915	17.0	4,184,608	15.6
Jersey City, NJ	61,320,458	12.6	3,074,470	11.5
Philadelphia, PA-NJ	41,214,138	8.5	2,991,796	11.1
Middlesex-Somerset-Hunterdon, NJ	14,801,647	3.1	791,051	2.9
Denver, CO	14,566,818	3.0	1,084,945	4.0
Trenton, NJ (Mercer County)	13,745,066	2.8	672,365	2.5
Washington, DC-MD-VA	12,816,146	2.6	450,549	1.7
San Francisco, CA	12,288,709	2.5	450,891	1.7
Stamford-Norwalk, CT	9,146,899	1.9	527,250	2.0
Monmouth-Ocean, NJ	7,448,954	1.5	577,423	2.2
Dallas, TX	6,737,300	1.4	449,594	1.7
Nassau-Suffolk, NY	6,373,398	1.3	292,849	1.1
Phoenix-Mesa, AZ	5,502,807	1.1	416,967	1.6
San Antonio, TX	4,919,126	1.0	435,465	1.6
Boulder-Longmont, CO	3,660,894	0.8	270,421	1.0
Bridgeport, CT	3,256,191	0.7	145,487	0.5
Colorado Springs, CO	2,967,285	0.6	209,987	0.8
Dutchess County, NY	2,417,359	0.5	118,727	0.4
Atlantic-Cape May, NJ	1,795,383	0.4	80,344	0.3
Houston, TX	1,207,174	0.3	103,689	0.4

Totals	484,944,395	100.0	26,831,992	100.0

(a)
Annualized base rental revenue is based on actual September 2002 billings times 12. For leases whose rent commences after October 1, 2002, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical generally accepted accounting principles ("GAAP") results, historical results may differ from those set forth above.

(b)
Includes leases expiring September 30, 2002 aggregating 92,678 square feet and representing annualized rent of $1,265,294 for which no new leases were signed.

(c)
Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Industry Diversification

        The following table lists the Company's 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

Industry Classification(a)	Annualized Base Rental Revenue ($)(b)(c)(d)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased	Percentage of Total Company Leased Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	68,144,555	14.1	2,662,222	11.0
Manufacturing	48,702,602	10.0	2,684,580	11.1
Computer System Design Svcs.	31,184,691	6.5	1,555,589	6.4
Telecommunications	30,712,817	6.3	1,556,490	6.4
Insurance Carriers & Related Activities	28,421,529	5.9	1,384,568	5.7
Legal Services	26,103,894	5.4	1,042,710	4.3
Health Care & Social Assistance	21,421,882	4.4	1,124,475	4.6
Credit Intermediation & Related Activities	20,927,769	4.3	1,168,993	4.8
Wholesale Trade	17,595,716	3.6	1,216,189	5.0
Other Professional	16,443,955	3.4	835,809	3.5
Accounting/Tax Prep.	16,287,402	3.4	679,066	2.8
Retail Trade	14,038,877	2.9	810,648	3.3
Scientific Research/Development	13,713,437	2.8	741,283	3.1
Publishing Industries	12,359,020	2.6	545,652	2.3
Information Services	10,758,055	2.2	504,651	2.1
Architectural/Engineering	10,241,448	2.1	476,521	2.0
Arts, Entertainment & Recreation	9,929,067	2.0	660,727	2.7
Management of Companies & Finance	9,257,907	1.9	387,592	1.6
Advertising/Related Services	8,910,977	1.8	396,696	1.6
Other Services (except Public Administration)	8,366,814	1.7	570,117	2.4
Real Estate & Rental & Leasing	7,162,179	1.5	406,650	1.7
Transportation	6,807,043	1.4	441,240	1.8
Management/Scientific	6,294,561	1.3	282,009	1.2
Data Processing Services	5,554,418	1.1	240,571	1.0
Admin. & Support, Waste Mgt. & Remediation Svc.	4,651,680	1.0	305,478	1.3
Construction	4,511,452	0.9	241,002	1.0
Educational Services	4,312,160	0.9	230,248	1.0
Utilities	3,988,185	0.8	182,680	0.8
Public Administration	3,360,310	0.7	163,808	0.7
Specialized Design Services	3,257,141	0.7	146,542	0.6
Other	11,522,852	2.4	570,184	2.2

Totals	484,944,395	100.0	24,214,990	100.0

(a)
The Company's tenants are classified according to the U.S. Government's new North American Industrial Classification System (NAICS) which has replaced the Standard Industrial Code (SIC) system.

(b)
Annualized base rental revenue is based on actual September 2002 billings times 12. For leases whose rent commences after October 1, 2002, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)
Includes leases expiring September 30, 2002 aggregating 92,678 square feet and representing annualized rent of $1,265,294 for which no new leases were signed.

(d)
Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

  Consolidated Portfolio Analysis(a)
  (as of September 30, 2002)

  Breakdown by Number of Properties

  PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	74	29.2%	50	19.8%	—	—	—	—	1	0.4%	125	49.4%
New York	24	9.5%	40	15.7%	6	2.4%	2	0.8%	2	0.8%	74	29.2%
Pennsylvania	13	5.1%	—	—	—	—	—	—	—	—	13	5.1%
Connecticut	3	1.2%	5	2.0%	—	—	—	—	—	—	8	3.2%
Wash., D.C./Maryland	3	1.2%	—	—	—	—	—	—	—	—	3	1.2%

Sub-total Northeast:	117	46.2%	95	37.5%	6	2.4%	2	0.8%	3	1.2%	223	88.1%

Texas	5	2.0%	—	—	—	—	—	—	—	—	5	2.0%
Arizona	3	1.2%	—	—	—	—	—	—	—	—	3	1.2%
California	2	0.8%	—	—	—	—	—	—	—	—	2	0.8%
Colorado	20	7.9%	—	—	—	—	—	—	—	—	20	7.9%

TOTALS By Type:	147	58.1%	95	37.5%	6	2.4%	2	0.8%	3	1.2%	253	100.0%

(a)
Excludes nine properties, aggregating approximately 2.2 million square feet, which are not consolidated by the Company.

  Consolidated Portfolio Analysis(a)
  (as of September 30, 2002)

  Breakdown by Square Footage

  PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	TOTALS By State	% of Total
New Jersey	13,150,819	48.9%	2,277,531	8.5%	—	—	—	—	15,428,350	57.4%
New York	2,702,152	10.1%	2,277,747	8.5%	387,400	1.4%	17,300	0.1%	5,384,599	20.1%
Pennsylvania	1,473,798	5.5%	—	—	—	—	—	—	1,473,798	5.5%
Connecticut	399,737	1.5%	273,000	1.0%	—	—	—	—	672,737	2.5%
Wash., D.C./Maryland	450,549	1.7%	—	—	—	—	—	—	450,549	1.7%

Sub-total Northeast	18,177,055	67.7%	4,828,278	18.0%	387,400	1.4%	17,300	0.1%	23,410,033	87.2%

Texas	988,748	3.7%	—	—	—	—	—	—	988,748	3.7%
Arizona	416,967	1.6%	—	—	—	—	—	—	416,967	1.6%
California	450,891	1.7%	—	—	—	—	—	—	450,891	1.7%
Colorado	1,565,353	5.8%	—	—	—	—	—	—	1,565,353	5.8%

TOTALS By Type:	21,599,014	80.5%	4,828,278	18.0%	387,400	1.4%	17,300	0.1%	26,831,992	100.0%

(a)
Excludes nine properties, aggregating approximately 2.2 million square feet, which are not consolidated by the Company.

  Consolidated Portfolio Analysis(a)
  (Year ended September 30, 2002)

  Breakdown by Base Rental Revenue(b)
  (Dollars in thousands)

  PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	259,649	53.3%	18,218	3.7%	—	—	—	—	286	0.1%	278,153	57.1%
New York	58,688	12.1%	32,695	6.6%	3,698	0.8%	205	0.1%	258	0.1%	95,544	19.7%
Pennsylvania	30,547	6.3%	—	—	—	—	—	—	—	—	30,547	6.3%
Connecticut	8,873	1.8%	3,781	0.8%	—	—	—	—	—	—	12,654	2.6%
Wash., D.C./Maryland	13,760	2.8%	—	—	—	—	—	—	—	—	13,760	2.8%

Sub-total Northeast:	371,517	76.3%	54,694	11.1%	3,698	0.8%	205	0.1%	544	0.2%	430,658	88.5%

Texas	12,533	2.6%	—	—	—	—	—	—	—	—	12,533	2.6%
Arizona	5,572	1.1%	—	—	—	—	—	—	—	—	5,572	1.1%
California	15,446	3.2%	—	—	—	—	—	—	—	—	15,446	3.2%
Colorado	22,303	4.6%	—	—	—	—	—	—	—	—	22,303	4.6%
TOTALS By Type:	427,371	87.8%	54,694	11.1%	3,698	0.8%	205	0.1%	544	0.2%	486,512	100.0%

(a)
Excludes nine properties, aggregating approximately 2.2 million square feet, which are not consolidated by the Company.

(b)
Total base rent for the twelve months ended September 30, 2002, determined in accordance with GAAP. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenants' proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage. For those properties acquired or placed in service during the twelve months ended September 30, 2002, amounts are annualized. These annualized amounts may not be indicative of the property's results had the Company owned or placed such property in service for the twelve months ended September 30, 2002.

  Consolidated Portfolio Analysis(a)(b)(c)
  (as of September 30, 2002)

  Breakdown by Percentage Leased

  PROPERTY TYPE:

STATE	Office	Office/Flex	Industrial/ Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State
New Jersey	92.9%	91.7%	—	—	92.7%
New York	96.5%	98.1%	97.8%	100.0%	97.3%
Pennsylvania	89.1%	—	—	—	89.1%
Connecticut	94.0%	100.0%	—	—	96.4%
Washington, D.C./Maryland	100.0%	—	—	—	100.0%

Sub-total Northeast	93.4%	95.2%	97.8%	100.0%	93.8%

Texas	78.8%	—	—	—	78.8%
Arizona	100.0%	—	—	—	100.0%
California	97.4%	—	—	—	97.4%
Colorado	86.7%	—	—	—	86.7%

WEIGHTED AVG. By Type:	92.4%	95.2%	97.8%	100.0%	93.0%

(a)
Excludes nine properties, aggregating approximately 2.2 million square feet, which are not consolidated by the Company, as well as multi-family residential and land lease properties.

(b)
Includes leases expiring September 30, 2002 aggregating 92,678 square feet for which no new leases were signed.

(c)
Excludes a 980,000 square-foot in-service development property in lease-up.

Property Listing

Office Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/02 (%)(a)	2002 Base Rent ($000's)(b)(c)	Percentage of Total 2002 Office, Office/Flex and Industrial/ Warehouse Base Rent (%)	2002 Average Base Rent Per Sq. Ft. ($)(c)(d)
ATLANTIC COUNTY, NEW JERSEY
Egg Harbor
100 Decadon Drive	1987	40,422	100.0	951	0.20	23.53
200 Decadon Drive	1991	39,922	100.0	762	0.16	19.09
BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	99.7	3,571	0.74	25.05
Fort Lee
One Bridge Plaza	1981	200,000	99.6	4,901	1.01	24.60
2115 Linwood Avenue	1981	68,000	99.7	1,709	0.35	25.21
Little Ferry
200 Riser Road	1974	286,628	100.0	2,515	0.52	8.77
Montvale
95 Chestnut Ridge Road	1975	47,700	100.0	566	0.12	11.87
135 Chestnut Ridge Road	1981	66,150	100.0	1,558	0.32	23.55
Paramus
15 East Midland Avenue	1988	259,823	100.0	6,723	1.38	25.88
461 From Road	1988	253,554	99.8	6,050	1.25	23.91
650 From Road	1978	348,510	91.5	7,501	1.54	23.52
140 Ridgewood Avenue	1981	239,680	100.0	5,167	1.06	21.56
61 South Paramus Avenue	1985	269,191	100.0	6,540	1.35	24.30
Rochelle Park
120 Passaic Street	1972	52,000	99.6	1,397	0.29	26.97
365 West Passaic Street	1976	212,578	89.8	4,239	0.87	22.21
Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.54	15.72
Upper Saddle River
10 Mountainview Road	1986	192,000	96.8	3,945	0.81	21.23
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	2,124	0.44	23.81
470 Chestnut Ridge Road	1987	52,500	100.0	1,192	0.25	22.70
530 Chestnut Ridge Road	1986	57,204	100.0	1,166	0.24	20.38
50 Tice Boulevard	1984	235,000	99.1	5,496	1.13	23.60
300 Tice Boulevard	1991	230,000	99.8	5,092	1.05	22.18
BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive	1984	74,000	92.4	1,447	0.30	21.16
228 Strawbridge Drive	1984	74,000	100.0	1,434	0.30	19.38
ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	86.3	5,970	1.23	27.95
Roseland
101 Eisenhower Parkway	1980	237,000	80.5	4,742	0.98	24.86
103 Eisenhower Parkway	1985	151,545	88.1	3,226	0.66	24.16
105 Eisenhower Parkway	2001	220,000	14.8	2,624	0.54	80.59

HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	99.0		3,352	0.69	8.46
Harborside Financial Center Plaza 2	1990	761,200	100.0		19,446	4.00	25.55
Harborside Financial Center Plaza 3	1990	725,600	100.0		18,535	3.81	25.54
Harborside Financial Center Plaza 4-A	2000	207,670	94.0		6,994	1.44	35.83
Harborside Financial Center Plaza 5(c)(e)	2002	980,000	57.8	(f)	5,603	1.15	39.01
MERCER COUNTY, NEW JERSEY
Princeton
103 Carnegie Center	1984	96,000	85.1		2,130	0.44	26.07
100 Overlook Center	1988	149,600	100.0		3,540	0.73	23.66
5 Vaughn Drive	1987	98,500	80.8		1,843	0.38	23.16
MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0		373	0.08	9.33
Plainsboro
500 College Road East	1984	158,235	100.0		3,706	0.76	23.42
South Brunswick
3 Independence Way	1983	111,300	35.5		1,646	0.34	41.66
Woodbridge
581 Main Street	1991	200,000	100.0		4,907	1.01	24.54
MONMOUTH COUNTY, NEW JERSEY
Neptune
3600 Route 66	1989	180,000	100.0		2,410	0.50	13.39
Wall Township
1305 Campus Parkway	1988	23,350	92.4		398	0.08	18.45
1350 Campus Parkway	1990	79,747	99.9		1,338	0.28	16.79
MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	100.0		4,442	0.91	26.42
Morris Plains
250 Johnson Road	1977	75,000	100.0		1,594	0.33	21.25
201 Littleton Road	1979	88,369	80.3		1,579	0.33	22.25
Morris Township
340 Mt. Kemble Avenue	1985	387,000	100.0		5,530	1.14	14.29
Parsippany
4 Campus Drive	1983	147,475	91.9		3,324	0.68	24.53
6 Campus Drive	1983	148,291	35.4		2,709	0.56	51.60
7 Campus Drive	1982	154,395	100.0		2,036	0.42	13.19
8 Campus Drive	1987	215,265	86.2		5,409	1.11	29.15
9 Campus Drive(e)	1983	156,495	97.2		4,473	0.92	29.41
2 Dryden Way	1990	6,216	100.0		91	0.02	14.64
4 Gatehall Drive	1988	248,480	91.8		5,772	1.19	25.30
2 Hilton Court	1991	181,592	100.0		4,756	0.98	26.19
600 Parsippany Road	1978	96,000	46.7		1,388	0.29	30.96
1 Sylvan Way	1989	150,557	100.0		3,505	0.72	23.28
5 Sylvan Way	1989	151,383	100.0		3,998	0.82	26.41
7 Sylvan Way	1987	145,983	100.0		2,917	0.60	19.98

PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue	1983	75,000	98.0	1,506	0.31	20.49
Totowa
999 Riverview Drive	1988	56,066	85.0	668	0.14	14.02
Wayne
201 Willowbrook Boulevard	1970	178,329	61.2	1,622	0.33	14.86
SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	100.0	741	0.15	15.02
233 Mt. Airy Road	1987	66,000	100.0	1,315	0.27	19.92
Bernards
106 Allen Road	2000	132,010	66.7	2,290	0.47	26.01
Bridgewater
721 Route 202/206	1989	192,741	100.0	4,532	0.93	23.51
UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	100.0	4,474	0.92	24.51
Cranford
6 Commerce Drive	1973	56,000	93.1	1,073	0.22	20.58
11 Commerce Drive(g)	1981	90,000	95.8	1,128	0.23	13.08
12 Commerce Drive	1967	72,260	85.8	983	0.20	15.86
20 Commerce Drive	1990	176,600	100.0	4,299	0.88	24.34
25 Commerce Drive(e)	1971	67,749	93.1	1,281	0.26	20.31
65 Jackson Drive	1984	82,778	86.9	1,802	0.37	25.05
New Providence
890 Mountain Road	1977	80,000	100.0	2,118	0.44	26.48

Total New Jersey Office		13,150,819	92.9%	259,649	53.46	21.25

DUTCHESS COUNTY, NEW YORK
Fishkill
300 Westage Business Center Drive	1987	118,727	97.9	2,185	0.45	18.80
NASSAU COUNTY, NEW YORK
North Hempstead
600 Community Drive(h)	1983	237,274	100.0	5,476	1.13	23.08
111 East Shore Road	1980	55,575	100.0	1,518	0.31	27.31
ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	100.0	4,042	0.83	22.46
WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road(g)	1975	60,000	100.0	1,029	0.21	17.15
101 Executive Boulevard	1971	50,000	76.3	725	0.15	19.00
555 Taxter Road	1986	170,554	89.9	3,963	0.82	25.85
565 Taxter Road	1988	170,554	86.6	3,807	0.78	25.78
570 Taxter Road	1972	75,000	91.4	1,699	0.35	24.78

Hawthorne
1 Skyline Drive	1980	20,400	99.0	317	0.07	15.70
2 Skyline Drive	1987	30,000	98.9	466	0.10	15.71
3 Skyline Drive(e)(i)	1980	75,668	100.0	1,129	0.23	14.93
7 Skyline Drive	1987	109,000	91.6	1,756	0.36	17.59
17 Skyline Drive	1989	85,000	100.0	1,360	0.28	16.00
19 Skyline Drive	1982	248,400	100.0	4,468	0.92	17.99
Tarrytown
200 White Plains Road	1982	89,000	88.5	1,380	0.28	17.52
220 White Plains Road	1984	89,000	98.0	2,177	0.45	24.96
White Plains
1 Barker Avenue	1975	68,000	94.0	1,690	0.35	26.44
3 Barker Avenue	1983	65,300	100.0	1,460	0.30	22.36
50 Main Street	1985	309,000	99.4	8,709	1.79	28.35
11 Martine Avenue	1987	180,000	100.0	4,505	0.93	25.03
1 Water Street	1979	45,700	83.9	784	0.16	20.45
Yonkers
1 Executive Boulevard	1982	112,000	100.0	2,609	0.54	23.29
3 Executive Plaza	1987	58,000	100.0	1,434	0.30	24.72

Total New York Office		2,702,152	96.5	58,688	12.09	22.52

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	87.3	1,524	0.31	28.76
1055 Westlakes Drive	1990	118,487	55.2	1,318	0.27	20.15
1205 Westlakes Drive	1988	130,265	97.6	2,626	0.54	20.65
1235 Westlakes Drive	1986	134,902	82.1	2,701	0.56	24.39
DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,541	0.52	26.75
200 Stevens Drive	1987	208,000	100.0	5,594	1.15	26.89
300 Stevens Drive	1992	68,000	53.0	888	0.18	24.64
Media
1400 Providence Road—Center I	1986	100,000	91.9	2,100	0.43	22.85
1400 Providence Road—Center II	1990	160,000	88.0	2,992	0.62	21.25
MONTGOMERY COUNTY, PENNSYLVANIA
Lower Providence
1000 Madison Avenue	1990	100,700	89.4	1,917	0.39	21.29
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	98.3	3,621	0.75	21.96
Five Sentry Parkway East	1984	91,600	100.0	1,900	0.39	20.74
Five Sentry Parkway West	1984	38,400	100.0	825	0.17	21.48

Total Pennsylvania Office		1,473,798	89.1	30,547	6.28	23.27

FAIRFIELD COUNTY, CONNECTICUT
Greenwich
500 West Putnam Avenue	1973	121,250	89.0	2,978	0.61	27.60
Norwalk
40 Richards Avenue	1985	145,487	92.7	3,284	0.68	24.35
Shelton
1000 Bridgeport Avenue	1986	133,000	100.0	2,611	0.54	19.63

Total Connecticut Office		399,737	94.0	8,873	1.83	23.61

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	100.0	5,039	1.04	29.72
1400 L Street, NW	1987	159,000	100.0	6,083	1.25	38.26

Total District of Columbia Office		328,549	100.0	11,122	2.29	33.85

PRINCE GEORGE'S COUNTY, MARYLAND
Lanham
4200 Parliament Place	1989	122,000	99.9	2,638	0.54	21.64

Total Maryland Office		122,000	99.9	2,638	0.54	21.64

BEXAR COUNTY, TEXAS
San Antonio
84 N.E. Loop 410	1971	187,312	93.1	2,845	0.59	16.31
111 Soledad	1918	248,153	59.4	1,713	0.35	11.62
DALLAS COUNTY, TEXAS
Dallas
3030 LBJ Freeway(g)	1984	367,018	82.0	6,200	1.28	20.60
Richardson
1122 Alma Road	1977	82,576	100.0	607	0.12	7.35
HARRIS COUNTY, TEXAS
Houston
1770 St. James Place	1973	103,689	71.4	1,168	0.24	15.78

Total Texas Office		988,748	78.8	12,533	2.58	16.08

MARICOPA COUNTY, ARIZONA
Glendale
5551 West Talavi Boulevard(j)	1991	181,596	100.0	1,645	0.34	9.06
Phoenix
19640 North 31st Street(j)	1990	124,171	100.0	1,552	0.32	12.50
Scottsdale
9060 E. Via Linda Boulevard(j)	1984	111,200	100.0	2,375	0.49	21.36

Total Arizona Office		416,967	100.0	5,572	1.15	13.36

ARAPAHOE COUNTY, COLORADO
Denver
400 South Colorado Boulevard	1983	125,415	99.2%	2,210	0.45	17.76

Englewood
9359 East Nichols Avenue	1997	72,610	100.0	899	0.19	12.38
5350 South Roslyn Street	1982	63,754	95.9	1,118	0.23	18.29
BOULDER COUNTY, COLORADO
Broomfield
105 South Technology Court	1997	37,574	100.0	564	0.12	15.01
303 South Technology Court-A	1997	34,454	100.0	409	0.08	11.87
303 South Technology Court-B	1997	40,416	100.0	479	0.10	11.85
Louisville
248 Centennial Parkway	1996	39,266	100.0	674	0.14	17.16
1172 Century Drive	1996	49,566	100.0	534	0.11	10.77
285 Century Place	1997	69,145	100.0	1,122	0.23	16.23
DENVER COUNTY, COLORADO
Denver
3600 South Yosemite	1974	133,743	100.0	1,421	0.29	10.62
DOUGLAS COUNTY, COLORADO
Centennial
5975 South Quebec Street(g)	1996	102,877	57.5	1,045	0.22	17.67
Englewood
8181 East Tufts Avenue	2001	185,254	74.5	3,482	0.72	25.23
400 Inverness Drive	1997	111,608	99.9	2,244	0.46	20.13
67 Inverness Drive East	1996	54,280	49.1	106	0.02	0.00
384 Inverness Drive South	1985	51,523	78.7	686	0.14	16.92
Parker
9777 Mount Pyramid Court	1995	120,281	40.4	1,205	0.25	24.80
EL PASO COUNTY, COLORADO
Colorado Springs
8415 Explorer	1998	47,368	100.0	609	0.13	12.86
1975 Research Parkway	1997	115,250	100.0	1,763	0.36	15.30
2375 Telstar Drive	1998	47,369	100.0	609	0.13	12.86
JEFFERSON COUNTY, COLORADO
Lakewood
141 Union Boulevard	1985	63,600	95.5	1,124	0.23	18.51

Total Colorado Office		1,565,353	86.7	22,303	4.60	16.43

SAN FRANCISCO COUNTY, CALIFORNIA
San Francisco
795 Folsom Street	1977	183,445	100.0	6,790	1.40	37.01
760 Market Street	1908	267,446	95.6	8,656	1.78	33.86

Total California Office		450,891	97.4	15,446	3.18	35.17

TOTAL OFFICE PROPERTIES		21,599,014	92.4	427,371	88.00	21.42

Property Listing

Office/Flex Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/02 (%)(a)	2002 Base Rent ($000's)(b)(c)	Percentage of Total 2002 Office, Office/Flex and Industrial/ Warehouse Base Rent (%)	2002 Average Base Rent Per Sq. Ft. ($)(c)(d)
BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	61.4	286	0.06	7.22
5 Terri Lane	1992	74,555	82.2	514	0.11	8.39
Moorestown
2 Commerce Drive	1986	49,000	100.0	412	0.08	8.41
101 Commerce Drive	1988	64,700	100.0	336	0.07	5.19
102 Commerce Drive	1987	38,400	87.5	203	0.04	6.04
201 Commerce Drive	1986	38,400	75.0	186	0.04	6.46
202 Commerce Drive	1988	51,200	25.3	150	0.03	11.58
1 Executive Drive	1989	20,570	100.0	217	0.04	10.55
2 Executive Drive	1988	60,800	88.1	376	0.08	7.02
101 Executive Drive	1990	29,355	84.7	289	0.06	11.62
102 Executive Drive	1990	64,000	79.1	368	0.08	7.27
225 Executive Drive	1990	50,600	100.0	345	0.07	6.82
97 Foster Road	1982	43,200	61.8	149	0.03	5.58
1507 Lancer Drive	1995	32,700	100.0	147	0.03	4.50
1510 Lancer Drive	1998	88,000	100.0	370	0.08	4.20
1245 North Church Street	1998	52,810	100.0	379	0.08	7.18
1247 North Church Street	1998	52,790	100.0	461	0.09	8.73
1256 North Church Street	1984	63,495	100.0	349	0.07	5.50
840 North Lenola Road	1995	38,300	100.0	244	0.05	6.37
844 North Lenola Road	1995	28,670	58.6	163	0.03	9.70
915 North Lenola Road	1998	52,488	100.0	270	0.06	5.14
2 Twosome Drive	2000	48,600	100.0	391	0.08	8.05
30 Twosome Drive	1997	39,675	100.0	209	0.04	5.27
31 Twosome Drive	1998	84,200	100.0	438	0.09	5.20
40 Twosome Drive	1996	40,265	93.4	267	0.05	7.10
41 Twosome Drive	1998	43,050	100.0	283	0.06	6.57
50 Twosome Drive	1997	34,075	100.0	250	0.05	7.34
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	148	0.03	6.85
MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Drive	1989	13,275	100.0	192	0.04	14.46
200 Horizon Drive	1991	45,770	100.0	530	0.11	11.58
300 Horizon Drive	1989	69,780	100.0	1,021	0.21	14.63
500 Horizon Drive	1990	41,205	100.0	568	0.12	13.78
MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	466	0.10	13.31
1340 Campus Parkway	1992	72,502	100.0	880	0.18	12.14
1345 Campus Parkway	1995	76,300	96.0	614	0.13	8.38
1433 Highway 34	1985	69,020	65.1	544	0.11	12.11
1320 Wyckoff Avenue	1986	20,336	100.0	176	0.04	8.65
1324 Wyckoff Avenue	1987	21,168	100.0	220	0.05	10.39

PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	493	0.10	12.65
2 Center Court	1998	30,600	99.3	348	0.07	11.45
11 Commerce Way	1989	47,025	100.0	519	0.11	11.04
20 Commerce Way	1992	42,540	75.9	416	0.09	12.88
29 Commerce Way	1990	48,930	100.0	448	0.09	9.16
40 Commerce Way	1987	50,576	100.0	575	0.12	11.37
45 Commerce Way	1992	51,207	100.0	507	0.10	9.90
60 Commerce Way	1988	50,333	93.1	485	0.10	10.35
80 Commerce Way	1996	22,500	100.0	287	0.06	12.76
100 Commerce Way	1996	24,600	100.0	314	0.06	12.76
120 Commerce Way	1994	9,024	100.0	104	0.02	11.52
140 Commerce Way	1994	26,881	99.5	311	0.06	11.63

Total New Jersey Office/Flex		2,277,531	91.7	18,218	3.75	8.72

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	100.0	386	0.08	12.14
75 Clearbrook Road	1990	32,720	100.0	816	0.17	24.94
125 Clearbrook Road(e)	2002	33,000	100.0	690	0.14	20.91
150 Clearbrook Road	1975	74,900	93.5	1,111	0.23	15.86
175 Clearbrook Road	1973	98,900	96.8	1,478	0.30	15.44
200 Clearbrook Road	1974	94,000	99.8	1,185	0.24	12.63
250 Clearbrook Road	1973	155,000	95.1	1,356	0.28	9.20
50 Executive Boulevard	1969	45,200	97.2	321	0.07	7.31
77 Executive Boulevard	1977	13,000	100.0	187	0.04	14.38
85 Executive Boulevard	1968	31,000	99.4	461	0.09	14.96
300 Executive Boulevard	1970	60,000	100.0	535	0.11	8.92
350 Executive Boulevard	1970	15,400	98.8	296	0.06	19.45
399 Executive Boulevard	1962	80,000	100.0	1,002	0.21	12.53
400 Executive Boulevard	1970	42,200	100.0	662	0.14	15.69
500 Executive Boulevard	1970	41,600	100.0	677	0.14	16.27
525 Executive Boulevard	1972	61,700	100.0	898	0.18	14.55
1 Westchester Plaza	1967	25,000	100.0	306	0.06	12.24
2 Westchester Plaza	1968	25,000	100.0	465	0.10	18.60
3 Westchester Plaza	1969	93,500	94.6	1,380	0.28	15.60
5 Westchester Plaza	1969	20,000	100.0	326	0.07	16.30
6 Westchester Plaza	1968	20,000	100.0	313	0.06	15.65
7 Westchester Plaza	1972	46,200	100.0	655	0.13	14.18
8 Westchester Plaza	1971	67,200	100.0	934	0.19	13.90
Hawthorne
200 Saw Mill River Road	1965	51,100	100.0	647	0.13	12.66
4 Skyline Drive	1987	80,600	94.7	1,394	0.29	18.26
5 Skyline Drive	1980	124,022	100.0	1,610	0.33	12.98
6 Skyline Drive	1980	44,155	100.0	718	0.15	16.26
8 Skyline Drive	1985	50,000	98.7	559	0.12	11.33
10 Skyline Drive	1985	20,000	100.0	283	0.06	14.15
11 Skyline Drive	1989	45,000	100.0	725	0.15	16.11
12 Skyline Drive	1999	46,850	100.0	806	0.17	17.20
15 Skyline Drive	1989	55,000	100.0	1,092	0.22	19.85

Yonkers
100 Corporate Boulevard	1987	78,000	98.2	1,377	0.28	17.98
200 Corporate Boulevard South	1990	84,000	92.5	1,347	0.28	17.34
4 Executive Plaza	1986	80,000	99.0	1,227	0.25	15.49
6 Executive Plaza	1987	80,000	94.0	1,249	0.26	16.61
1 Odell Plaza	1980	106,000	99.9	1,321	0.27	12.47
5 Odell Plaza	1983	38,400	99.6	623	0.13	16.29
7 Odell Plaza	1984	42,600	95.9	646	0.13	15.81

Total New York Office/Flex		2,277,747	98.1	32,695	6.72	14.63

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,147	0.24	13.03
500 West Avenue	1988	25,000	100.0	354	0.07	14.16
550 West Avenue	1990	54,000	100.0	914	0.19	16.93
600 West Avenue	1999	66,000	100.0	826	0.17	12.52
650 West Avenue	1998	40,000	100.0	540	0.11	13.50

Total Connecticut Office/Flex		273,000	100.0	3,781	0.78	13.85

TOTAL OFFICE/FLEX PROPERTIES		4,828,278	95.2%	54,694	11.25	11.90

Property Listing

Industrial Warehouse Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/02 (%)(a)	2002 Base Rent ($000's)(b)(c)	Percentage of Total 2002 Office, Office/Flex and Industrial/ Warehouse Base Rent (%)	2002 Average Base Rent Per Sq. Ft. ($)(c)(d)
WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane	1957	6,600	100.0	72	0.01	10.91
2 Warehouse Lane	1957	10,900	96.3	64	0.01	6.10
3 Warehouse Lane	1957	77,200	100.0	290	0.06	3.76
4 Warehouse Lane	1957	195,500	100.0	1,967	0.40	10.06
5 Warehouse Lane	1957	75,100	89.3	793	0.16	11.82
6 Warehouse Lane	1982	22,100	100.0	512	0.11	23.17

Total Industrial/Warehouse Properties		387,400	97.8	3,698	0.75	9.76

TOTAL OFFICE, OFFICE/FLEX, AND INDUSTRIAL/WAREHOUSE PROPERTIES		26,814,692	93.0	485,763	100.00	19.48

(a)
Based on all leases in effect as of September 30, 2002, including leases expiring September 30, 2002 aggregating 92,678 square feet for which no new leases were signed. Excludes a 980,000 square-foot in-service development property in lease-up.

(b)
Total base rent for 12 months ended September 30, 2002, determined in accordance with generally accepted accounting principles ("GAAP"). Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant's proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.

(c)
Calculation based on square feet in service as of September 30, 2002.

(d)
Base rent for 12 months ended September 30, 2002 divided by net rentable square feet leased at September 30, 2002. For those properties acquired or placed in service during the 12 months ended September 30, 2002, amounts are annualized, as per Note (e).

(e)
As this property was acquired or placed in service by the Company during the 12 months ended September 30, 2002, the amounts represented for base rent are annualized. These amounts may not be indicative of the property's results had the Company owned or placed such property in service for the entire 12 months ended September 30, 2002.

(f)
Includes a lease with a tenant for 68,000 square feet, or 6.9 percent of the property, for which the tenant has informed the Company that it is experiencing financial difficulties and has failed to meet certain monetary obligations under the lease, including the payment of rent.

(g)
Excludes space leased by the Company.

(h)
The Company constructed an expansion to this building increasing its size by 31,000 square feet.

(i)
Represents the Company's 68.1 percent condominium interest (75,668 square feet) in the 113,098 square-foot office property.

(j)
The property was sold by the Company in October 2002.

Significant Tenants

        The following table sets forth a schedule of the Company's 20 largest tenants for the Consolidated Properties as of September 30, 2002, based upon annualized base rents:

	Number of Properties	Annualized Base Rental Revenue ($)(a)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft. (%)	Year of Lease Expiration
AT&T Wireless Services	2	9,856,447	2.0	395,955	1.6	2007	(b)
Donaldson, Lufkin & Jenrette Securities Corp.	1	8,382,273	1.7	271,953	1.1	2012	(c)
AT&T Corporation	2	7,268,746	1.5	450,278	1.8	2009	(d)
Keystone Mercy Health Plan	2	7,017,899	1.4	303,149	1.2	2015
Prentice-Hall Inc.	1	6,744,495	1.4	474,801	2.0	2014
IBM Corporation	3	6,250,705	1.3	353,617	1.4	2007	(e)
Nabisco Inc.	3	6,066,357	1.3	340,746	1.4	2006	(f)
American Institute of Certified Public Accountants	1	5,817,181	1.2	249,768	1.0	2012
Forest Laboratories, Inc.	2	5,733,035	1.2	166,405	0.7	2017	(g)
Waterhouse Securities, Inc.	1	5,379,282	1.1	184,222	0.8	2015
Toys 'R' Us—NJ, Inc.	1	5,342,672	1.1	242,518	1.0	2012
Allstate Insurance Company	9	5,247,116	1.1	233,858	1.0	2009	(h)
CMP Media Inc.	1	4,817,298	1.0	237,274	1.0	2014
Winston & Strawn	1	4,481,692	1.0	108,100	0.4	2005
Dean Witter Trust Company	1	4,319,508	0.9	221,019	0.9	2008
Morgan Stanley Dean Witter, Inc.	5	4,110,719	0.8	163,253	0.7	2010	(i)
Move.com Operations, Inc.	1	3,891,597	0.8	94,917	0.4	2006
Garban, L.L.C.	1	3,789,334	0.8	111,451	0.5	2017
KPMG, LLP	2	3,623,243	0.7	134,585	0.6	2012	(j)
Bank of Tokyo—Mitsubishi Ltd.	1	3,378,923	0.7	137,076	0.6	2009

Totals		111,518,522	23.0	4,874,945	20.1

(a)
Annualized base rental revenue is based on actual September 2002 billings times 12. For leases whose rent commences after October 1, 2002, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
12,150 square feet expire September 2004; 345,799 square feet expire March 2007; 38,006 square feet expire June 2007.

(c)
205,776 square feet expire October 2011; 66,177 square feet expire January 2012.

(d)
63,278 square feet expire May 2004; 387,000 square feet expire January 2009.

(e)
20,218 square feet expire January 2005; 85,000 square feet expire December 2005; 248,399 square feet expire December 2007.

(f)
300,378 square feet expire December 2005; 40,368 square feet expire March 2006.

(g)
22,785 square feet expire August 2010; 143,620 square feet expire August 2017.

(h)
4,398 square feet expire January 2004; 36,305 square feet expire January 2005; 23,024 square feet expire October 2005; 22,444 square feet expire July 2006; 6,108 square feet expire August 2006; 70,517 square feet expire June 2007; 59,562 square feet expire April 2008; 11,500 square feet expire April 2009.

(i)
7,500 square feet expire September 2003; 18,539 square feet expire April 2005; 85,151 square feet expire February 2008; 19,500 square feet expire June 2008; 7,000 square feet expire October 2009; 25,563 square feet expire January 2010.

(j)
57,204 square feet expire July 2007; 77,381 square feet expire September 2012.

Schedule of Lease Expirations

All Consolidated Properties

        The following table sets forth a schedule of lease expirations for the total of the Company's office, office/flex, industrial/warehouse and stand-alone retail properties, included in the Consolidated Properties, beginning October 1, 2002, assuming that none of the tenants exercise renewal options:

Year Of Expiration	Number Of Leases Expiring(a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)		Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)(b)	Annualized Base Rental Revenue Under Expiring Leases ($)(c)(d)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2002	81	363,904		1.5	7,134,927	19.61	1.5
2003	436	2,681,076		11.1	47,442,053	17.70	9.8
2004	377	2,721,567		11.2	49,172,118	18.07	10.2
2005	415	3,205,206		13.2	62,883,737	19.62	13.0
2006	320	2,511,593		10.4	53,139,456	21.16	11.0
2007	265	2,507,314		10.4	52,471,619	20.93	10.8
2008	134	1,984,923		8.2	36,546,636	18.41	7.5
2009	88	1,567,122		6.5	29,284,263	18.69	6.0
2010	92	1,290,142		5.3	25,822,820	20.02	5.3
2011	73	1,686,215		7.0	38,454,870	22.81	7.9
2012	55	1,412,332		5.8	33,081,493	23.42	6.8
2013 and thereafter	58	2,283,596		9.4	49,510,403	21.68	10.2

Totals/Weighted Average	2,394	24,214,990	(e)	100.0	484,944,395	20.03	100.0

(a)
Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(b)
Excludes all unleased space as of September 30, 2002.

(c)
Annualized base rental revenue is based on actual September 2002 billings times 12. For leases whose rent commences after October 1, 2002, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(d)
Includes leases expiring September 30, 2002 aggregating 92,678 square feet and representing annualized rent of $1,265,294 for which no new leases were signed.

(e)
Reconciliation to Company's total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	24,214,990
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary service tenants and occupancy adjustments	365,321
Square footage unleased	2,251,681

Total net rentable square footage (does not include residential, land lease, or not-in-service properties)	26,831,992

Schedule of Lease Expirations

Office Properties

        The following table sets forth a schedule of lease expirations for the office properties beginning October 1, 2002, assuming that none of the tenants exercise renewal options:

Year Of Expiration	Number Of Leases Expiring(a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)(b)	Annualized Base Rental Revenue Under Expiring Leases ($)(c)(d)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2002	74	332,309	1.7	6,797,396	20.46	1.6
2003	348	1,936,279	10.1	40,495,671	20.91	9.5
2004	299	2,044,372	10.6	41,278,847	20.19	9.7
2005	324	2,365,802	12.3	53,327,379	22.54	12.5
2006	264	2,025,425	10.6	46,643,962	23.03	11.0
2007	207	1,910,154	9.9	44,866,880	23.49	10.6
2008	106	1,604,476	8.4	32,566,155	20.30	7.7
2009	66	1,350,989	7.0	26,574,591	19.67	6.3
2010	67	928,028	4.8	20,133,225	21.69	4.7
2011	60	1,481,881	7.7	35,555,062	23.99	8.4
2012	41	1,248,015	6.5	30,725,947	24.62	7.2
2013 and thereafter	38	1,995,347	10.4	45,773,206	22.94	10.8

Totals/Weighted Average	1,894	19,223,077	100.0	424,738,321	22.10	100.0

(a)
Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month office tenants. Some tenants have multiple leases.

(b)
Excludes all unleased space as of September 30, 2002.

(c)
Annualized base rental revenue is based on actual September 2002 billings times 12. For leases whose rent commences after October 1, 2002, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(d)
Includes leases expiring September 30, 2002 aggregating 89,670 square feet and representing annualized rent of $1,220,294 for which no new leases were signed.

Schedule of Lease Expirations

Office/Flex Properties

        The following table sets forth a schedule of lease expirations for the office/flex properties beginning October 1, 2002, assuming that none of the tenants exercise renewal options:

Year Of Expiration	Number Of Leases Expiring(a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)(b)	Annualized Base Rental Revenue Under Expiring Leases ($)(c)(d)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2002	7	31,595	0.7	337,531	10.68	0.6
2003	86	659,318	14.3	6,580,579	9.98	11.7
2004	70	484,375	10.5	5,565,952	11.49	9.9
2005	88	817,476	17.8	9,348,575	11.44	16.7
2006	56	486,168	10.6	6,495,494	13.36	11.6
2007	54	581,860	12.7	7,397,989	12.71	13.2
2008	28	380,447	8.3	3,980,481	10.46	7.1
2009	20	198,338	4.3	2,531,532	12.76	4.5
2010	25	362,114	7.9	5,689,595	15.71	10.1
2011	13	204,334	4.4	2,899,808	14.19	5.2
2012	14	164,317	3.6	2,355,546	14.34	4.2
2013 and thereafter	12	225,013	4.9	2,909,042	12.93	5.2

Totals/Weighted Average	473	4,595,355	100.0	56,092,124	12.21	100.0

(a)
Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month office/flex tenants. Some tenants have multiple leases.

(b)
Excludes all unleased space as of September 30, 2002.

(c)
Annualized base rental revenue is based on actual September 2002 billings times 12. For leases whose rent commences after October 1, 2002, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(d)
Includes leases expiring September 30, 2002 aggregating 3,008 square feet and representing annualized rent of $45,000 for which no new leases were signed.

Schedule of Lease Expirations

Industrial/Warehouse Properties

        The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning October 1, 2002, assuming that none of the tenants exercise renewal options:

Year Of Expiration	Number Of Leases Expiring(a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)(b)	Annualized Base Rental Revenue Under Expiring Leases ($)(c)(d)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2003	2	85,479	22.5	365,803	4.28	9.8
2004	7	183,520	48.4	2,132,319	11.62	57.0
2005	3	21,928	5.8	207,783	9.48	5.5
2007	4	15,300	4.0	206,750	13.51	5.5
2009	2	17,795	4.7	178,140	10.01	4.8
2013 and thereafter	7	55,236	14.6	653,155	11.82	17.4

Totals/Weighted Average	25	379,258	100.0	3,743,950	9.87	100.0

(a)
Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.

(b)
Excludes all unleased space as of September 30, 2002.

(c)
Annualized base rental revenue is based on actual September 2002 billings times 12. For leases whose rent commences after October 1, 2002, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

        The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning October 1, 2002, assuming that none of the tenants exercise renewal options:

Year Of Expiration	Number Of Leases Expiring(a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)(b)	Annualized Base Rental Revenue Under Expiring Leases ($)(c)(d)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2004	1	9,300	53.8	195,000	20.97	52.7
2013 and thereafter	1	8,000	46.2	175,000	21.87	47.3

Totals/Weighted Average	2	17,300	100.0	370,000	21.39	100.0

(a)
Includes stand-alone retail property tenants only.

(b)
Annualized base rental revenue is based on actual September 2002 billings times 12. For leases whose rent commences after October 1, 2002, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

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THIRD QUARTER 2002 Supplemental Operating and Financial Data